Exhibit 99.1

United States Bankruptcy Court

District of Delaware

In re: THE THAXTON GROUP	Case No.	03-13182 - 03-13213
Jointly Administered
	Reporting Period:	February-07

Monthly Operating Report

File report and attachments with Court and submit copy to United States Trustee within

20 days after end of month.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank reconciliation ( or copies of Debtor’s bank reconciliations	MOR-1 (CON'T)	X
Copies of bank statements			X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period		X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliations and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Robert Dunn	4/9/07
Signature of Authorized Individual*	Date

Robert Dunn	President and Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM IR

(9/99)

BANKRUPTCY CASE NUMBERS PER ENTITY

included in this filing

THE THAXTON GROUP

03-13182 - 03-13213                     February 28, 2007

FED ID	Case Number
57-0669498	03-13183	The Thaxton Group

57-1083679	03-13184	Thaxton Operating Company
54-0925005	03-13185	EAGLE Premium Finance Company, Inc.
58-2358369	03-13186	TICO Premium Finance Company, Inc.
57-0926039	03-13187	Thaxton Insurance Group, Inc.
57-1067973	03-13188	Thaxton Commercial Lending, Inc.

56-2258083	03-13195	TICO Credit Corporation
58-2358372	03-13191	TICO Credit Company, Inc.
56-2058522	03-13193	TICO Credit Company of North Carolina, Inc.
57-1109035	03-13196	TICO Credit Company of Alabama, Inc.
62-1720278	03-13197	TICO Credit Company of Tennessee, Inc.
57-1111184	03-13198	TICO Credit Company of Mississippi, Inc.
57-1110723	03-13199	TICO Credit Company of Georgia, Inc.
31-4256360	03-13200	Modern Finance dba TICO Credit Company
31-0819992	03-13202	Modern Financial Services, Inc.
74-2873274	03-13182	TICO Credit Company
64-0560143	03-13201	TICO Credit Company
75-2714829	03-13203	TICO Credit Company
57-1129678	03-13194	TICO Credit Company of Virginia, Inc.

57-1076628	03-13204	Thaxton Investment Corporation
57-0997623	03-13205	Southern Management Corporation
62-1618281	03-13206	Southern Finance of Tennessee, Inc.
57-1002963	03-13211	Covington Credit of Texas, Inc.
57-1013036	03-13207	Southern Financial Management, Inc.
57-1094987	03-13208	Covington Credit, Inc.
58-1435012	03-13209	Covington Credit of Georgia, Inc.
57-0827143	03-13212	Southern Finance of South Carolina, Inc.
57-0857420	03-13213	Quick Credit Corporation, Inc.
57-1096371	03-13210	Covington Credit of Louisiana, Inc.

56-2057616	03-13189	Paragon, Inc.
27-9200069	03-13190	Modern Central Recovery

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	February-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Consolidated - for information purposes only

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month	13,067,567	—			13,067,567	13,067,567	20,970,070	19,402,924
Receipts
Cash Sales
Accounts Receivable	9,506,476				9,506,476	9,506,476	484,653,704	437,265,946
Interest Income/Other Income	5,144,027				5,144,027	5,144,027	19,729,126	6,377,745
Additional Deposits/Tax Withheld					—	—	—	—
Other (Attach List)	—				—	—	46,302,400	—
Transfers between Accounts	(4,186,398)	4,186,398			—			—
Proceeds from the Sale of Assets
							—	—

Total Receipts	10,464,105	4,186,398	—	—	14,650,503	14,650,503	550,685,229	443,643,691

Disbursements
Gross Payroll/Payroll Taxes		4,186,398			4,186,398	4,186,398	100,698,687	84,038,058
Sales, Use & Other Taxes	10,844				10,844	10,844	1,941,017	77,700
Inventory Purchases					—	—	—	—
Secured/Rental/Leases	209,749				209,749	209,749	5,106,334	407,605
Insurance/Payroll WH paid from operating accounts	38,957				38,957	38,957	731,205	593,429
Marketing					—	—	—	—
Property Mainenance/Utilites					—	—	—	—
Other (Attach List)	1,131,058				1,131,058	1,131,058	81,667,752	75,268,942
					—	—
Loan Proceeds/Expenses Related To Loans/Insurance	4,710,550				4,710,550	4,710,550	250,929,056	245,676,804
					—	—	—
Deposits to Lenders	—				—	—	75,185,504	2,500,000
Professional fees - Carve-out	904,921				904,921	904,921	37,942,852	37,170,234
US Trustee Quarterly Fees	76,000				76,000	76,000	1,003,301	864,250
Court Costs					—	—	—
Proceeds to Lender for sale of business units				—		—
Fees associated with sale of business units				—
							—

Total Disbursements	7,082,080	4,186,398	—	—	11,268,478	11,268,478	555,205,707	446,597,022

Net Cash Flow
(Receipts less Disbursements)	3,382,025	—	—	—	3,382,025	3,382,025	(4,520,478)	(2,953,332)

Cash - End of Month	16,449,592	—	—	—	16,449,592	16,449,592	16,449,592	16,449,592

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE							0	0

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	0
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	0

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated	FOR INFORMATION PURPOSES ONLY
Monthly Court Report for February-07	JOINTLY ADMINISTERED
	HOLDING COMPANY	HOLDING COMPANY	HOLDING COMPANY

	Consolidated Totals	THAXTON GROUP, INC Corporate	Thaxton Operating Company All activity recorded at sub level	Thaxton Investment Corporation All activity recorded at sub level	Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Cash Position	13,067,567.03	10,737,709.55	—		2,329,857.48	(0.00)

			—
TICO Cash Collected	—	—			—	—
SM Cash Collected	9,506,476.26	—			9,506,476.26	—
TIG Cash Collected	—	—			—	—
TPF Cash Collected	—	—			—	—
TCL Cash Collected	—	—			—	—
Other Income Collected	5,144,027.00	5,144,027.00			—	—
Proceeds from the sales of the TICO Assets	—	—

SUBTOTAL	14,650,503.26	5,144,027.00	—	—	9,506,476.26	—

		—			—	—
	—				—	—
CORRECTION OF BEGINNING BALANCES	—	—			—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(0.00)	333,392.42			(338,071.80)	4,679.38
	—	—			—	—
	—				—	—

Total Cash Receipts and Transfers	14,650,503.26	5,477,419.42	—	—	9,168,404.46	4,679.38

						—
Cash Disbursements - Loans						—
						—
Loan Proceeds Checks	4,441,840.99	—			4,441,840.99	—
Expenses related to Loans\Thaxton Insurance Group	268,708.86	—			268,708.86	—

Subtotal - Loans	4,710,549.85	—	—		4,710,549.85	—

		—			—	—
Cash Disbursements - Other	—	—			—	—
Advertising	72,454.01	—			72,454.01	—
Bank Charges	16,293.82	120.88			16,172.94	—
Claims Funding*	218,018.01	—			218,018.01	—
Company Auto	10,901.89	—			10,901.89	—
Computer Costs	31,667.82	4,283.00			27,384.82	—
Dues And Subscriptions	3,383.37	—			3,383.37	—
Equipment Rental	6,984.64	—			6,984.64	—
Fixed Assets	20,446.48	—			20,446.48	—
Forms & Printing	5,292.75	—			5,292.75	—
Insurance	38,957.39	376.34			38,581.05	—
Meals & Entertainment	37,069.18	—			37,069.18	—
Miscellaneous	2,944.44	—			2,944.44	—
Office Expense	6,010.55	1,329.73			4,680.82	—
Postage	38,647.13	557.97			38,089.16	—
Prepaid Software ABS	—	—			—	—
Professional Fees - Ordinary Course	74,776.85	28,113.50			46,663.35	—
Rent	209,749.00	8,624.00			201,125.00	—
Repairs & Maintenance	14,906.20	469.00			14,437.20	—
Seminars & Meetings	3,074.78	—			3,074.78	—
Taxes & Licenses	10,844.42	1,061.00			9,783.42	—
Telephone	49,675.95	174.93			49,501.02	—
Travel	55,815.44	55.56			55,759.88	—
Utilities	40,777.93	559.68			40,218.25	—
Interest to Finova	—	—			—	—
Payroll Paid TTG	14,617.73	9,938.35			—	4,679.38
Payroll Paid SMC	4,171,780.36	—			4,171,780.36	—
Restructuring Officer	60,000.00	60,000.00			—	—
Insurance Renewal	—	—			—	—
Credit Insurance Payments	271,160.97	—			271,160.97	—
Deposit to Lender	—	—			—	—
US Trustee	76,000.00	76,000.00			—	—
Bankruptcy Professionals	904,921.28	904,921.28			—	—
Other	10,613.76	3,403.00			7,210.76	—

Total Other Cash Disbursements	6,557,928.15	1,099,988.22	—		5,453,260.55	4,679.38

					—	—

TOTAL ALL CASH DISBURSEMENTS	11,268,478.00	1,099,988.22	—		10,163,810.40	4,679.38

	16,449,592.29	15,115,140.75	—		1,334,451.54	—

BANK ACCOUNT RECONCILED BALANCES:	16,449,592.29	15,115,140.75			1,334,451.54	(0.00)

I attest that the above bank statement balances have been reconciled to the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

/s/ Robert Dunn
Signature

Robert Dunn 4/9/07
Name and Date

President and Chief Restructuring Officer
Title

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for	CASES 03-13182 - 03-13213

	Operating	Payroll	Other	Total
Beginning Cash Position	13,067,567.03		—	13,067,567.03

TICO Cash Collected	—	—	—	—
SM Cash Collected	9,506,476.26	—	—	9,506,476.26
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	5,144,027.00	—	—	5,144,027.00
	—	—	—	—
Proceeds from the sales of the TICO Assets	—	—	—	—

SUBTOTAL	14,650,503.26	—	—	14,650,503.26

	—	—	—	—
	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(4,186,398.09)	4,186,398.09	—	(0.00)
	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	10,464,105.17	4,186,398.09	—	14,650,503.26

Cash Disbursements - Loans
Loan Proceeds Checks	4,441,840.99			4,441,840.99
Expenses related to Loans\Thaxton Insurance Group	268,708.86			268,708.86

Subtotal - Loans	4,710,549.85	—	—	4,710,549.85

	—
Cash Disbursements - Other	—
Advertising	72,454.01		—	72,454.01
Bank Charges	16,293.82	—	—	16,293.82
Claims Funding*	218,018.01		—	218,018.01
Company Auto	10,901.89	—	—	10,901.89
Computer Costs	31,667.82	—	—	31,667.82
Dues And Subscriptions	3,383.37	—	—	3,383.37
Equipment Rental	6,984.64	—	—	6,984.64
Fixed Assets	20,446.48	—	—	20,446.48
Forms & Printing	5,292.75	—	—	5,292.75
Insurance	38,957.39	—	—	38,957.39
Meals & Entertainment	37,069.18	—	—	37,069.18
Miscellaneous	2,944.44	—	—	2,944.44
Office Expense	6,010.55	—	—	6,010.55
Postage	38,647.13	—	—	38,647.13
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	74,776.85	—	—	74,776.85
Rent	209,749.00	—	—	209,749.00
Repairs & Maintenance	14,906.20	—	—	14,906.20
Seminars & Meetings	3,074.78	—	—	3,074.78
Taxes & Licenses	10,844.42	—	—	10,844.42
Telephone	49,675.95	—	—	49,675.95
Travel	55,815.44	—	—	55,815.44
Utilities	40,777.93	—	—	40,777.93
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	14,617.73	—	14,617.73
Payroll Paid SMC	—	4,171,780.36	—	4,171,780.36
Restructuring Officer	60,000.00	—	—	60,000.00
Insurance Renewal	—	—	—	—
Credit Insurance Payments	271,160.97	—	—	271,160.97
Deposit to Lender	—	—	—	—
US Trustee	76,000.00	—	—	76,000.00
Bankruptcy Professionals	904,921.28	—	—	904,921.28
Other	10,613.76	—	—	10,613.76

Total Other Cash Disbursements	2,371,530.06	4,186,398.09	—	6,557,928.15

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	7,082,079.91	4,186,398.09	—	11,268,478.00

	16,449,592.29	—	—	16,449,592.29

BANK ACCOUNT RECONCILED BALANCES:

In re:	Case No.	03-13183
The Thaxton Group, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	February-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,099,988.22
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	1,099,988.22

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.
Monthly Court Report for February-07	Case	#	03-13183
FED ID# 57-0669498

	Consolidated Totals	Wachovia Money Market 2003207426123	BB&T ESCROW ACCOUNT 5125898272	WACHOVIA DISBURSEMENT ACCOUNTS 2079900430275 2000014825091	WACHOVIA PAYROLL ACCOUNTS
Beginning Cash Position	10,737,709.55	5,764,419.16	—	4,973,290.39	—

	—
TICO Cash Collected	—				—
SM Cash Collected	—				—
TIG Cash Collected	—				—
TPF Cash Collected	—				—
TCL Cash Collected	—				—
Other Income Collected	5,144,027.00	10,251.89		5,133,775.11	—
Proceeds from the sales of the TICO Assets	—

SUBTOTAL	5,144,027.00	10,251.89	—	5,133,775.11	—

	—				—
CORRECTION OF BEGINNING BALANCES	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	333,392.42	—	—	323,454.07	9,938.35
	—
	—				—

Total Cash receipts	5,477,419.42	10,251.89	—	5,457,229.18	9,938.35

					—
Cash Disbursements - Loans					—
					—
Loan Proceeds Checks	—				—
Expenses related to Loans	—				—

Subtotal - Loans	—	—	—	—	—

					—
					—
Cash Disbursements - Other					—
Advertising	—				—
Bank Charges	120.88	60.44		60.44
Claims Funding*	—			—
Company Auto	—			—
Computer Costs	4,283.00			4,283.00
Dues And Subscriptions	—			—
Employee Reimbursements - collections exp	—			—
Equipment Rental	—			—
Fixed Assets	—			—
Forms & Printing	—			—
Insurance	376.34			376.34
Meals & Entertainment	—			—
Miscellaneous	—			—
Office Expense	1,329.73			1,329.73
Postage	557.97			557.97
Prepaid Expenses	—			—
Prepaid Software ABS	—			—
Professional Fees-Ordinary Course	28,113.50			28,113.50
Rent	8,624.00			8,624.00
Repairs & Maintenance	469.00			469.00
Roadgard	—			—
Seminars & Meetings	—			—
Taxes & Licenses	1,061.00			1,061.00
Telephone	174.93			174.93
Temporary Agency Staff	—			—
Travel	55.56			55.56
Utilities	559.68			560
Interest to Finova	—
Payroll Paid TTG	9,938.35		—		9,938.35
Payroll Paid SMC	—
Restructuring Officer	60,000.00			60,000.00
Insurance Renewal	—
Credit Insurance Payments	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	76,000.00			76,000
Bankruptcy Professionals	904,921.28			904,921
Other	3,403.00			3,403.00

Total Other Cash Disbursements	1,099,988.22	60.44	—	1,089,989.43	9,938.35

TOTAL ALL CASH DISBURSEMENTS	1,099,988.22	60.44	—	1,089,989.43	9,938.35

	15,115,140.75	5,774,610.61	—	9,340,530.14	—

Book Balance per bank rec.	15,115,140.75	5,774,610.61	—	9,340,530.14	—

THE THAXTON GROUP	Case No.	03-13183
Cash Disbursements for The Thaxton Group, Inc.
Monthly Court Report for

FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	10,737,709.55	—	—	10,737,709.55

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	5,144,027.00	—	—	5,144,027.00
Proceeds from the sales of the TICO Assets

SUBTOTAL	5,144,027.00	—	—	5,144,027.00

	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	323,454.07	9,938.35	—	333,392.42
			—	—
	—	—	—	—

Total Cash receipts	5,467,481.07	9,938.35	—	5,477,419.42

Cash Disbursements - Loans
Loan Proceeds Checks	—	—	—	—
Expenses related to Loans	—	—	—	—

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising	—	—	—	—
Bank Charges	120.88	—	—	120.88
Claims Funding*	—	—	—	—
Company Auto	—	—	—	—
Computer Costs	4,283.00	—	—	4,283.00
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	376.34	—	—	376.34
Meals & Entertainment	—	—	—	—
Miscellaneous	—	—	—	—
Office Expense	1,329.73	—	—	1,329.73
Postage	557.97	—	—	557.97
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	28,113.50	—	—	28,113.50
Rent	8,624.00	—	—	8,624.00
Repairs & Maintenance	469.00	—	—	469.00
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	1,061.00	—	—	1,061.00
Telephone	174.93	—	—	174.93
Temporary Agency Staff	—	—	—	—
Travel	55.56	—	—	55.56
Utilities	559.68	—	—	559.68
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	9,938.35	—	9,938.35
Payroll Paid SMC	—	—	—	—
Restructuring Officer	60,000.00	—	—	60,000.00
Insurance Renewal	—	—	—	—
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	76,000.00	—	—	76,000.00
Bankruptcy Professionals	904,921.28	—	—	904,921.28
Other	3,403.00	—	—	3,403.00

Total Other Cash Disbursements	1,090,049.87	9,938.35	—	1,099,988.22

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,090,049.87	9,938.35	—	1,099,988.22

	15,115,140.75	—	—	15,115,140.75

Book Balance per bank rec.

In re:	Case No.	03-13184
Thaxton Operating Company	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	February-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR - 1

THE THAXTON GROUP
Cash Disbursements for Thaxton Operating Company	Case # 03-13184	Case No. 01-10573
Monthly Court Report for February-07
FED ID # 57-1083679

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—	HOLDING COMPANY - ALLACTIVITY THROUGH SUBSIDIARIES

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees - Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre - Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13186
TICO Premium Finance Company, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	February-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO PREMIUM	03-13186	Case No. 03-13186
Monthly Court Report for February-07
FED ID # 58-2358369

	Consolidated Totals	Wachovia Premium Escrow 2000022989068	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825664 2079900430589	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—			—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	—				—	—	—	—

SUBTOTAL	—	—	—	—		—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—		—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—		—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—					—	—	—	—
Expenses related to Loans	—					—	—	—	—

Subtotal - Loans	—	—	—	—		—			—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
Other	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—		—	—	—	—

	—	—	—	—		—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13185
EAGLE Premium Finance Company, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	February-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for EAGLE	Case No. 03-13185	Case No. 03-13185
Monthly Court Report for February-07
FED ID # 54-0925005

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—		—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	All transaction in this subsidiary are included in TICO PREMIUM					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—					—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13187
Thaxton Insurance Group, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	February-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Insurance Group	Case #	03-13187	Case No.	03-13187
Monthly Court Report for February-07
FED ID# 57-0926039

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—
Expenses related to Loans/TIG	—				—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising	—				—			—
Bank Charges	—				—		—	—
Claims Funding*	—				—			—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—		—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—		—	—	—	—

	—	—	—		—	—	—	—

Book Balance per bank rec.	—		—

In re:	Case No.	03-13188
Thaxton Commercial Lending, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	February-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Commercial Lending	Case #	03-13188	Case No.	03-13188
Monthly Court Report for February-07
FED ID# 57-1067973

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825635 2079900430576	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—			—			—
Expenses related to Loans	—			—			—

Subtotal - Loans	—	—	—	—			—

Cash Disbursements - Other	—						—
Advertising	—	—		—			—
Bank Charges	—			—	—	—	—
Claims Funding*	—	—					—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—		—	—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No.	03-13189
Paragon, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	February-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Paragon, Inc. - Inactive Company	Case # 03-13189	Case No. 03-13189
Monthly Court Report for February-07
FED ID # 56-2057616

	Consolidated Totals		Wachovia 2003233012187	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—		—	—

	—	—	—		—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—		—	—
Claims Funding*	—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—			—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP
Monthly Court Report for February-07
FED ID #

	Consolidated Totals	TICO-MS 03-13201	TICO-NC 03-13193	TICO-OH 03-13200	TICO-HQ 03-13195
Beginning Cash Position	(0.00)	—	—	(0.00)	—

	—	—	—	—	—
TICO Cash Collected	—	—	—	—	—
SM Cash Collected	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—
Other Income Collected	—	—	—	—	—

SUBTOTAL	—	—	—	—	—

	—	—	—	—	—
	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	4,679.38	—	—	—	4,679.38
	—	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—	—
	—	—	—	—	—

Total Cash Receipts and Transfers	4,679.38	—	—	—	4,679.38

		—	—	—	—
Cash Disbursements - Loans		—	—	—	—
		—	—	—	—
Loan Proceeds Checks	—	—	—	—	—
Expenses related to Loans	—	—	—	—	—

Subtotal - Loans	—	—	—	—	—

		—	—	—	—
	—	—	—	—	—
Cash Disbursements - Other	—	—	—	—	—
Advertising	—	—	—	—	—
Bank Charges	—	—	—	—	—
Claims Funding*	—	—	—	—	—
Company Auto	—	—	—	—	—
Computer Costs	—	—	—	—	—
Dues And Subscriptions	—	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—	—
Equipment Rental	—	—	—	—	—
Fixed Assets	—	—	—	—	—
Forms & Printing	—	—	—	—	—
Insurance	—	—	—	—	—
Meals & Entertainment	—	—	—	—	—
Miscellaneous	—	—	—	—	—
Office Expense	—	—	—	—	—
Postage	—	—	—	—	—
Prepaid Expenses	—	—	—	—	—
Prepaid Software ABS	—	—	—	—	—
Professional Fees-Ordinary Course	—	—	—	—	—
Rent	—	—	—	—	—
Repairs & Maintenance	—	—	—	—	—
Roadgard	—	—	—	—	—
Seminars & Meetings	—	—	—	—	—
Taxes & Licenses	—	—	—	—	—
Telephone	—	—	—	—	—
Temporary Agency Staff	—	—	—	—	—
Travel	—	—	—	—	—
Utilities	—	—	—	—	—
Interest to Finova	—	—	—	—	—
Payroll Paid TTG	4,679.38	—	—	—	4,679.38
Payroll Paid SMC	—	—	—	—	—
Restructuring Officer	—	—	—	—	—
Insurance Renewal	—	—	—	—	—
Credit Insurance Payments	—	—	—	—	—
Pre-Filing Prepays	—	—	—	—	—
Proceeds to Lender	—	—	—	—	—
US Trustee	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—
Other - payment to Investment Banker	—	—	—	—	—

Total Other Cash Disbursements	4,679.38	—	—	—	4,679.38

TOTAL ALL CASH DISBURSEMENTS	4,679.38	—	—	—	4,679.38

		—	—	—	—

	—	—	—	(0.00)	—

		—	—	—	—
Book Balance per bank rec.	(0.00)	—	—	(0.00)	—

THE THAXTON GROUP	Case No.	-
SUMMARY TICO CREDIT CORP
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	(0.00)	—	—	(0.00)

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	—	—	—	—

SUBTOTAL	—	—	—	—

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	4,679.38	—	4,679.38
	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	—	4,679.38	—	4,679.38	—

—
Cash Disbursements - Loans	—
—
Loan Proceeds Checks	—			—
Expenses related to Loans	—			—

Subtotal - Loans	—			—

	—			—
	—			—
Cash Disbursements - Other	—			—
Advertising	—			—
Bank Charges	—	—	—	—
Claims Funding*	—			—
Company Auto	—	—	—	—
Computer Costs	—	—	—	—
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	—	—	—	—
Meals & Entertainment	—	—	—	—
Miscellaneous	—	—	—	—
Office Expense	—	—	—	—
Postage	—	—	—	—
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	—	—	—	—
Rent	—	—	—	—
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	—	—	—	—
Telephone	—	—	—	—
Temporary Agency Staff	—	—	—	—
Travel	—	—	—	—
Utilities	—	—	—	—
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	4,679.38	—	4,679.38
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Proceeds to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other - payment to Investment Banker	—	—	—	—

Total Other Cash Disbursements	—	4,679.38	—	4,679.38

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	4,679.38	—	4,679.38

	(0.00)	—	—	(0.00)

Book Balance per bank rec.

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP - DISBURSEMENT ACCOUNTS	WACHOVIA #2000014825101	WACHOVIA #2000014826087	Case No.	-
Monthly Court Report for February-07
FED ID#

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	TICO-SC	TICO-TN	TICO-HQ	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—							—	—	—	—	—

	—	—	—	—	—	—	—		—	—		—	—	—
TICO Cash Collected	—										—	—	—	—
SM Cash Collected	—									—	—	—	—	—
TIG Cash Collected	—									—	—	—	—	—
TPF Cash Collected	—									—	—	—	—	—
TCL Cash Collected	—									—	—	—	—	—
Other Income Collected	—									—	—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Outstanding Checks	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #2000014825101	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #101000020906	—	—	—	—	—	—	—	—	—		—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks											—			—
Expenses related to Loans	—									—	—			—

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—	—			—

		—	—	—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—	—	—			—
Cash Disbursements - Other			—	—	—	—	—	—	—	—	—			—
Advertising	—										—			—
Bank Charges	—										—	—	—	—
Claims Funding*	—										—			—
Company Auto	—										—	—	—	—
Computer Costs	—										—	—	—	—
Dues And Subscriptions	—										—	—	—	—
Employee Reimbursements - collections exp	—									—	—	—	—	—
Equipment Rental	—										—	—	—	—
Fixed Assets	—										—	—	—	—
Forms & Printing	—										—	—	—	—
Insurance	—										—	—	—	—
Meals & Entertainment	—										—	—	—	—
Miscellaneous	—									—	—	—	—	—
Office Expense	—										—	—	—	—
Postage	—										—	—	—	—
Prepaid Expenses	—										—	—	—	—
Prepaid Software ABS	—										—	—	—	—
Professional Fees-Ordinary Course	—										—	—	—	—
Rent	—										—	—	—	—
Repairs & Maintenance	—										—	—	—	—
Roadgard	—										—	—	—	—
Seminars & Meetings	—										—	—	—	—
Taxes & Licenses	—										—	—	—	—
Telephone	—										—	—	—	—
Temporary Agency Staff	—										—	—	—	—
Travel	—										—	—	—	—
Utilities	—										—	—	—	—
Interest to Finova	—										—	—	—	—
Payroll Paid TTG	—										—	—	—	—
Payroll Paid SMC	—										—	—	—	—
Restructuring Officer	—										—	—	—	—
Insurance Renewal	—										—	—	—	—
Credit Insurance Payments	—										—	—	—	—
Pre-Filing Prepays	—										—	—	—	—
Deposit to Lender	—										—	—	—	—
US Trustee	—										—	—	—	—
Bankruptcy Professionals	—										—	—	—	—
Other	—										—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—	—	—	—

											—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—	—	—	—

			—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—	—	—	—

			—	—	—	—	—	—	—	—
Book Balance per bank rec.	—		—							—

In re:	Case No.	03-13195
TICO Credit Corporation	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	February-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	4,679.38
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$4,679.38

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO CREDIT CORPORATION, INC	Case # 03-13195	Case No. 03-13195
Monthly Court Report for February-07
FED ID# 56-2258083

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—		—

	—					—	—	—
TICO Cash Collected	—	—			—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	4,679.38		4,679.38		—	4,679.38	—	4,679.38
	—				—		—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	4,679.38	—	4,679.38	—	—	4,679.38	—	4,679.38

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—		—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

—
		—				—
Cash Disbursements - Other		—				—		—
Advertising	—	—			—	—		—
Bank Charges	—	—			—	—		—
Claims Funding*	—	—			—	—		—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova		—			—	—	—	—
Payroll Paid TTG	4,679.38	—	4,679.38		—	4,679.38	—	4,679.38
Payroll Paid SMC		—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	4,679.38	—	4,679.38	—	—	4,679.38	—	4,679.38

TOTAL ALL CASH DISBURSEMENTS	4,679.38	—	4,679.38	—	—	4,679.38	—	4,679.38

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13194
TICO Credit Company of Virginia, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	February-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO VA	Case # 03-13194	Case No. 03-13194
Monthly Court Report for February-07
FED ID # 57-1129678

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—		—	—	—	—

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—
							—	—	—	—
	—	All Cash is included in TICO SC					—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—			—	—	—	—
Claims Funding*	—			—
Company Auto	—			—			—	—	—	—
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	—			—			—	—	—	—
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	—			—			—	—	—	—
Forms & Printing	—			—			—	—	—	—
Insurance	—			—			—	—	—	—
Meals & Entertainment	—			—			—	—	—	—
Miscellaneous	—			—			—	—	—	—
Office Expense	—			—			—	—	—	—
Postage	—			—			—	—	—	—
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	—			—			—	—	—	—
Repairs & Maintenance	—			—			—	—	—	—
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	—			—			—	—	—	—
Telephone	—			—			—	—	—	—
Temporary Agency Staff	—			—			—	—	—	—
Travel	—			—			—	—	—	—
Utilities	—			—			—	—	—	—
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	—			—			—	—	—	—
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
	—			—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13191
TICO Credit Company, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	February-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-SC	Case No. 03-13191	Case No. 03-13191
Monthly Court Report for February-07
FED ID # 58-2358372

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

							—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13196
TICO Credit Company of Alabama, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	February-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO ALABAMA	Case No. 03-13196	Case No. 03-13196
Monthly Court Report for February-07
FED ID# 57-1109035

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bank Vernon 176034601	Community Bank 45571377	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—		—

	—						—	—	—
TICO Cash Collected	—			—	—	—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—	—
	—					—	—		—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—				—	—		—
Expenses related to Loans	—	—				—	—		—

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	—	—				—	—		—
Bank Charges	—	—		—		—	—		—
Claims Funding*	—	—							—
Company Auto	—	—				—	—	—	—
Computer Costs	—	—				—	—	—	—
Dues And Subscriptions	—	—				—	—	—	—
Employee Reimbursements - collections exp	—	—				—	—	—	—
Equipment Rental	—	—				—	—	—	—
Fixed Assets	—	—				—	—	—	—
Forms & Printing	—	—				—	—	—	—
Insurance	—	—				—	—	—	—
Meals & Entertainment	—	—				—	—	—	—
Miscellaneous	—	—				—	—	—	—
Office Expense	—	—				—	—	—	—
Postage	—	—				—	—	—	—
Prepaid Expenses	—	—				—	—	—	—
Prepaid Software ABS	—	—				—	—	—	—
Professional Fees - Ordinary Course	—	—				—	—	—	—
Rent	—	—				—	—	—	—
Repairs & Maintenance	—	—				—	—	—	—
Roadgard	—	—				—	—	—	—
Seminars & Meetings	—	—				—	—	—	—
Taxes & Licenses	—	—				—	—	—	—
Telephone	—	—				—	—	—	—
Temporary Agency Staff	—	—				—	—	—	—
Travel	—	—				—	—	—	—
Utilities	—	—				—	—	—	—
Interest to Finova	—	—				—	—	—	—
Payroll Paid TTG	—	—	—			—	—	—	—
Payroll Paid SMC	—	—				—	—	—	—
Restructuring Officer	—	—				—	—	—	—
Insurance Renewal	—	—				—	—	—	—
Voyager Payment	—	—				—	—	—	—
Pre-Filing Prepays	—	—				—	—	—	—
Deposit to Lender	—	—				—	—	—	—
US Trustee	—	—				—	—	—	—
Bankruptcy Professionals	—	—				—	—	—	—
Other	—	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—	—

In re:	Case No.	03-13193
TICO Credit Company of North Carolina, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	February-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-NC	Case No. 03-13193	Case No. 03-13193
Monthly Court Report for February-07
FED ID# 56-2058522

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—	—			—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
Total Cash Receipts and Transfers	—	—	—		—	—	—	—

Cash Disbursements - Loans

—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—	—		—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No.	03-13182
TICO Credit Company	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	February-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO - DELAWARE	Case No. 03-13182
Monthly Court Report for February-07
FED ID# 74-2873274

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	National City 754211488		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—			—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

—
		—			—
Cash Disbursements - Other		—			—
Advertising	—	—			—	—	—	—
Bank Charges	—				—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees - Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—			—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13199
TICO Credit Company of Georgia, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	February-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO Credit of Georgia, Inc.	Case # 03-13199	Case No. 03-13199
Monthly Court Report for February-07
FED ID# 57-1110723

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—		—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—			—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other		—
Advertising	—	—			—			—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—			—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13200
Modern Finance dba TICO Credit Company	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	February-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD	Case No. 03-13200	Case No. 03-13200
Monthly Court Report for February-07
FED ID# 31-4256360

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	National City 394058175	Operating	Payroll	Other	Total
Beginning Cash Position	(0.00)	—	—		(0.00)	—	—	(0.00)

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising		—
Bank Charges	—	—		—	—	—	—	—
Claims Funding*	—	—						—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	(0.00)	—	—	—	(0.00)	—	—	(0.00)

Book Balance per bank rec.	(0.00)			—

In re:	Case No.	03-13190
Modern Central Recovery	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	February-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow

(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Modern Central Recovery	Case # 03-13190	Case No. 03-13190
Monthly Court Report for February-07
FED ID# 27-9200069

	Consolidated Totals		WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—			—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
					—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—				—	—	—	—
Claims Funding*	—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees - Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre - Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	0.00	—	—

In re:	Case No.	03-13201
TICO Credit Company	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	February-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow

(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI	Case No. 03-13201	Case No. 03-13201
Monthly Court Report for February-07
FED ID# 64-0560143

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—			—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—	—		—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—		—	—	—	—
	—			—		—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—			—	—		—
Holdback, Deposits and Escrows	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—		—	—	—	—
Expenses related to Loans	—	—		—	—	—	—

Subtotal - Loans	—	—		—	—	—	—

Cash Disbursements - Other	—
Advertising	—	—		—	—	—	—
Bank Charges	—	—		—	—	—	—
Claims Funding*	—	—		—	—	—	—
Company Auto	—	—		—	—	—	—
Computer Costs	—	—		—	—	—	—
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	—	—		—	—	—	—
Office Expense	—	—		—	—	—	—
Postage	—	—		—	—	—	—
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	—	—		—	—	—	—
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	—	—		—	—	—	—
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	—	—		—	—	—	—
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	—	—		—	—	—	—
Pre-Filing Prepays	—	—		—	—	—	—
Proceeds to Lender	—			—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other - payment to Investment Banker	—			—	—	—	—

Total Other Cash Disbursements	—	—		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—		—	—	—	—

	—	—		—	—	—	—

Book Balance per bank rec.	—
—

In re:	Case No.	03-13203
TICO Credit Company	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	February-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENNESSEE	Case No. 03-13203	Case No. 03-13203
Monthly Court Report for February-07
FED ID# 75-2714829

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Federal 163323989	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—	—

	—				—	—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

—
Cash Disbursements - Loans					—
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—	—	—	—	—	—

—
—
Cash Disbursements - Other					—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—

In re:	Case No.	03-13197
TICO Credit Company of Tennessee, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	February-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENN-DORMANT	Case # 03-13197	Case No. 03-13197
Monthly Court Report for February-07
FED ID# 62-1720278

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—		—				—	—	—	—
Claims Funding*	—	—		—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—		—

In re:	Case No.	03-13198
TICO Credit Company of Mississippi, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	February-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MS - DORMANT	Case # 03-13198	Case No. 03-13198
Monthly Court Report for February-07
FED ID# 57-1111184

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—				—	—	—	—
Claims Funding*
Company Auto								—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
	—		—		—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13202
Modern Financial Services, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	February-07
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD-SUB - Inactive DORMANT	Case # 03-13202	Case No. 03-13202
Monthly Court Report for February-07
FED ID# 31-0819992

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13204
Thaxton Investment Corporation	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	February-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Investment Company	Case No. 03-13204	Case No. 03-13204
Monthly Court Report for February-07
FED ID# 57-1076628

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825648 2000014825114	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—					—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	No Activity -Holding Company -all activity recorded at subsidiary level.				—	—	—	—

SUBTOTAL	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges						—	—	—	—
Claims Funding*
Company Auto						—	—	—	—
Computer Costs						—	—	—	—
Dues And Subscriptions						—	—	—	—
Employee Reimbursements-collections exp						—	—	—	—
Equipment Rental						—	—	—	—
Fixed Assets						—	—	—	—
Forms & Printing						—	—	—	—
Insurance						—	—	—	—
Meals & Entertainment						—	—	—	—
Miscellaneous						—	—	—	—
Office Expense						—	—	—	—
Postage						—	—	—	—
Prepaid Expenses						—	—	—	—
Prepaid Software ABS						—	—	—	—
Professional Fees-Ordinary Course						—	—	—	—
Rent						—	—	—	—
Repairs & Maintenance						—	—	—	—
Roadgard						—	—	—	—
Seminars & Meetings						—	—	—	—
Taxes & Licenses						—	—	—	—
Telephone						—	—	—	—
Temporary Agency Staff						—	—	—	—
Travel						—	—	—	—
Utilities						—	—	—	—
Interest to Finova						—	—	—	—
Payroll Paid TTG						—	—	—	—
Payroll Paid SMC						—	—	—	—
Restructuring Officer						—	—	—	—
Insurance Renewal						—	—	—	—
Voyager Payment						—	—	—	—
Pre-Filing Prepays						—	—	—	—
Deposit to Lender						—	—	—	—
US Trustee						—	—	—	—
Bankruptcy Professionals						—	—	—	—
						—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

—

Book Balance per bank rec.	—

THE THAXTON GROUP
SUMMARY - SOUTHERN MANAGEMENT	Case No.
Monthly Court Report for February-07
FED ID#

	Consolidated Totals	Covington Credit-OK 03-13208	Covington Credit of Texas 03-13211	Southern Finance of South Carolina 03-13212	Covington Credit of Georgia 03-13209	Quick Credit 03-13213	Southern Finance of Tennesse 03-13206	Corporate HQ 03-13205	Operating	Payroll	Other	Total
Beginning Cash Position	2,329,857.48	89,411.63	562,702.64	971,329.03	58,666.39	—	188,926.22	458,821.57	2,329,857.48	—	—	2,329,857.48

	—	—	—	—	—	—	—			—	—	—
TICO Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
SM Cash Collected	9,506,476.26	617,788.28	3,318,316.08	2,834,951.39	1,456,573.47	1,510,287.41	1,330,707.07	(1,562,147.44)	9,506,476.26	—	—	9,506,476.26
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	—	—	—	—	—	—	—	—	—	—	—	—

SUBTOTAL	9,506,476.26	617,788.28	3,318,316.08	2,834,951.39	1,456,573.47	1,510,287.41	1,330,707.07	(1,562,147.44)	9,506,476.26	—	—	9,506,476.26

	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—		—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	(338,071.80)	(199,274.45)	(1,352,619.29)	(728,971.56)	(371,169.51)	(317,366.00)	(356,882.90)	2,988,211.91	(4,509,852.16)	4,171,780.36	—	(338,071.80)
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	9,168,404.46	418,513.83	1,965,696.79	2,105,979.83	1,085,403.96	1,192,921.41	973,824.17	1,426,064.47	4,996,624.10	4,171,780.36	—	9,168,404.46

		—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—
Loan Proceeds Checks	4,441,840.99	191,257.75	1,338,198.66	1,216,220.19	453,926.55	659,566.35	582,671.49	—	4,441,840.99			4,441,840.99
Expenses related to Loans	268,708.86	14,946.56	72,025.31	73,616.25	42,627.10	36,475.00	29,015.04	3.60	268,708.86			268,708.86

Subtotal - Loans	4,710,549.85	206,204.31	1,410,223.97	1,289,836.44	496,553.65	696,041.35	611,686.53	3.60	4,710,549.85			4,710,549.85

		—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—			—
Cash Disbursements - Other		—	—	—	—	—	—	—	—			—
Advertising	72,454.01	1,952.43	6,931.82	12,637.65	2,835.01	5,230.61	3,008.15	39,858.34	72,454.01			72,454.01
Bank Charges	16,172.94	—	—	—	—	1,493.18	—	14,679.76	16,172.94	—	—	16,172.94
Claims Funding*	218,018.01	7,322.64	28,463.84	83,944.26	12,824.60	19,680.79	22,462.73	43,319.15	218,018.01			218,018.01
Company Auto	10,901.89	313.96	869.51	4,141.29	1,417.79	—	820.75	3,338.59	10,901.89	—	—	10,901.89
Computer Costs	27,384.82	1,048.95	2,268.33	1,208.55	2,099.98	—	2,635.48	18,123.53	27,384.82	—	—	27,384.82
Dues And Subscriptions	3,383.37	—	25.00	15.35	—	—	3,013.02	330.00	3,383.37	—	—	3,383.37
Employee Reimbursements -collections exp	—	—	—	—	—	—	—	—	—	—	—	—
Equipment Rental	6,984.64	459.61	1,520.78	434.74	725.99	279.87	569.61	2,994.04	6,984.64	—	—	6,984.64
Fixed Assets	20,446.48	7,036.38	9,590.70	1,500.00	2,319.40	—	—	—	20,446.48	—	—	20,446.48
Forms & Printing	5,292.75	117.58	684.33	1,912.00	738.41	852.11	642.01	346.31	5,292.75	—	—	5,292.75
Insurance	38,581.05	2,033.90	10,413.38	12,179.13	4,232.23	5,062.29	3,443.92	1,216.20	38,581.05	—	—	38,581.05
Meals & Entertainment	37,069.18	739.27	2,688.63	3,809.79	2,168.05	360.71	778.96	26,523.77	37,069.18	—	—	37,069.18
Miscellaneous	2,944.44	496.11	834.17	568.46	650.60	45.10	—	350.00	2,944.44	—	—	2,944.44
Office Expense	4,680.82	76.60	1,085.13	1,086.34	966.92	56.13	195.61	1,214.09	4,680.82	—	—	4,680.82
Postage	38,089.16	1,783.53	9,366.47	6,208.71	4,221.38	3,560.45	2,706.18	10,242.44	38,089.16	—	—	38,089.16
Prepaid Expenses	12,004.33	946.25	692.39	4,775.71	3,973.21	979.64	313.59	323.54	12,004.33	—	—	12,004.33
Prepaid Software ABS	—	—	—	—	—	—	—	—	—	—	—	—
Professional Fees-Ordinary Course	46,663.35	473.10	—	—	—	—	—	46,190.25	46,663.35	—	—	46,663.35
Rent	201,125.00	12,267.63	60,053.11	38,650.22	23,507.23	22,168.42	27,620.02	16,858.37	201,125.00	—	—	201,125.00
Repairs & Maintenance	14,437.20	746.86	2,970.57	3,083.11	—	1,064.83	2,125.08	4,446.75	14,437.20	—	—	14,437.20
Roadgard	28,548.74	115.00	1,044.82	2,061.96	22,602.20	490.75	315.88	1,918.13	28,548.74	—	—	28,548.74
Seminars & Meetings	3,074.78	—	80.00	1,138.38	230.00	—	—	1,626.40	3,074.78	—	—	3,074.78
Taxes & Licenses	9,783.42	—	—	1,243.03	3,925.72	1,223.93	1,973.22	1,417.52	9,783.42	—	—	9,783.42
Telephone	49,501.02	4,859.79	16,007.27	8,917.97	1,602.70	4,343.99	16,352.08	(2,582.78)	49,501.02	—	—	49,501.02
Temporary Agency Staff	39,588.93	949.00	4,810.32	10,627.34	7,450.37	6,020.55	5,342.65	4,388.70	39,588.93	—	—	39,588.93
Travel	55,759.88	1,582.94	5,463.47	1,859.54	1,295.92	—	1,893.35	43,664.66	55,759.88	—	—	55,759.88
Utilities	40,218.25	4,985.15	13,008.93	7,851.87	4,407.47	5,125.10	4,839.73	—	40,218.25	—	—	40,218.25
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid SMC	4,171,780.36	175,299.83	437,874.19	783,927.70	394,621.89	358,961.03	305,370.25	1,715,725.47	—	4,171,780.36	—	4,171,780.36
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—	—
Credit Insurance Payments	271,160.97	—	—	109,020.41	102,259.98	59,880.58	—	—	271,160.97	—	—	271,160.97
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—	—
Other	7,210.76	—	—	—	—	—	—	7,210.76	7,210.76	—	—	7,210.76

Total Other Cash Disbursements	5,453,260.55	225,606.51	616,747.16	1,102,803.51	601,077.05	496,880.06	406,422.27	2,003,723.99	1,281,480.19	4,171,780.36	—	5,453,260.55

		—	—		—				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	10,163,810.40	431,810.82	2,026,971.13	2,392,639.95	1,097,630.70	1,192,921.41	1,018,108.80	2,003,727.59	5,992,030.04	4,171,780.36	—	10,163,810.40

			—

	1,334,451.54	76,114.64	501,428.30	684,668.91	46,439.65	—	144,641.59	(118,841.55)	1,334,451.54	—	—	1,334,451.54

Book Balance per bank rec.	1,334,451.54	76,114.64	501,428.30	684,668.91	46,439.65	—	144,641.59	(118,841.55)

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp Consolidated	Wachovia 2000014825127
Monthly Court Report for February-07	ACCOUNT #2079900430903
FED ID#

ZBA ACCOUNTS	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	Alabama- NON FILER	CORPORATE HQ
Beginning Cash Position	(506,053.79)	—	—	—	—	—	—	—	(506,053.79)

	—
TICO Cash Collected	—	—	—	—	—	—	—	—	—
SM Cash Collected	—	—
TIG Cash Collected	—		—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—
Other Income Collected	—		—	—	—	—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—
OUTSTANDING CHECKS	8,820,739.20	340,601.72	1,997,468.12	1,975,113.16	892,677.69	1,012,666.06	864,105.59	235,812.48	1,502,294.38
Account # 2000014825127	—
Account #2079900430903	—
	—

Total Cash Receipts and Transfers	8,820,739.20	340,601.72	1,997,468.12	1,975,113.16	892,677.69	1,012,666.06	864,105.59	235,812.48	1,502,294.38

Cash Disbursements - Loans
Loan Proceeds Checks	4,604,498.33	191,257.75	1,338,198.66	1,216,220.19	453,926.55	659,566.35	582,671.49	162,657.34	—
Expenses related to Loans	272,925.09	14,946.56	72,025.31	73,616.25	42,627.10	36,475.00	29,015.04	4,216.23	3.60

Subtotal - Loans	4,877,423.42	206,204.31	1,410,223.97	1,289,836.44	496,553.65	696,041.35	611,686.53	166,873.57	3.60

Cash Disbursements - Other
Advertising	74,529.31	1,952.43	6,931.82	12,637.65	2,835.01	5,230.61	3,008.15	2,075.30	39,858.34
Bank Charges	16,184.94	—	—	12.00	—	1,493.18	—	—	14,679.76
Claims Funding*	218,965.23	7,322.64	28,463.84	83,944.26	12,824.60	19,680.79	22,462.73	947.22	43,319.15
Company Auto	11,345.73	313.96	869.51	4,141.29	1,417.79	—	820.75	443.84	3,338.59
Computer Costs	27,384.82	1,048.95	2,268.33	1,208.55	2,099.98	—	2,635.48	—	18,123.53
Dues And Subscriptions	3,383.37	—	25.00	15.35	—	—	3,013.02	—	330.00
Employee Reimbursements -collections exp	—	—	—	—	—	—	—	—	—
Equipment Rental	7,119.51	459.61	1,520.78	434.74	725.99	279.87	569.61	134.87	2,994.04
Fixed Assets	23,660.06	7,036.38	9,590.70	1,500.00	2,319.40	—	—	3,213.58	—
Forms & Printing	5,561.95	117.58	684.33	1,912.00	738.41	852.11	642.01	269.20	346.31
Insurance	39,798.73	2,033.90	10,413.38	12,179.13	4,232.23	5,062.29	3,443.92	1,217.68	1,216.20
Meals & Entertainment	37,561.20	739.27	2,688.63	3,809.79	2,168.05	360.71	778.96	492.02	26,523.77
Miscellaneous	2,944.44	496.11	834.17	568.46	650.60	45.10	—	—	350.00
Office Expense	4,725.49	76.60	1,085.13	1,086.34	966.92	56.13	195.61	44.67	1,214.09
Postage	38,897.93	1,783.53	9,366.47	6,208.71	4,221.38	3,560.45	2,706.18	808.77	10,242.44
Prepaid Expenses	12,445.37	946.25	692.39	4,775.71	3,973.21	979.64	313.59	441.04	323.54
Prepaid Software ABS	—	—	—	—	—	—	—	—	—
Professional Fees-Ordinary Course	46,663.35	473.10	—	—	—	—	—	—	46,190.25
Rent	209,376.89	12,267.63	60,053.11	38,650.22	23,507.23	22,168.42	27,620.02	8,251.89	16,858.37
Repairs & Maintenance	17,350.40	746.86	2,970.57	3,083.11	1,992.15	1,064.83	2,125.08	921.05	4,446.75
Roadgard	28,678.53	115.00	1,044.82	2,061.96	22,602.20	490.75	315.88	129.79	1,918.13
Seminars & Meetings	3,074.78	—	80.00	1,138.38	230.00	—	—	—	1,626.40
Taxes & Licenses	10,451.37	—	—	1,243.03	3,925.72	1,223.93	1,973.22	667.95	1,417.52
Telephone	50,609.25	4,859.79	16,007.27	8,917.97	1,602.70	4,343.99	16,352.08	1,108.23	(2,582.78)
Temporary Agency Staff	42,365.89	949.00	4,810.32	10,627.34	7,450.37	6,020.55	5,342.65	2,776.96	4,388.70
Travel	57,637.60	1,582.94	5,463.47	1,859.54	1,295.92	—	1,893.35	1,877.72	43,664.66
Utilities	41,131.99	4,985.15	13,008.93	7,851.87	4,407.47	5,125.10	4,839.73	913.74	—
Interest to Finova	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—	—
	2,986,345.05	84,090.73	408,371.18	366,388.91	187,676.73	178,705.68	151,367.04	42,203.39	1,567,541.39
Restructuring Officer	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—
Credit Insurance Carrier	271,160.97	—	—	109,020.41	102,259.98	59,880.58	—	—	—
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—
Other	7,210.76	—	—	—	—	—	—	—	7,210.76

Total Other Cash Disbursements	4,296,564.91	134,397.41	587,244.15	685,276.72	396,124.04	316,624.71	252,419.06	68,938.91	1,855,539.91

TOTAL ALL CASH DISBURSEMENTS	9,173,988.33	340,601.72	1,997,468.12	1,975,113.16	892,677.69	1,012,666.06	864,105.59	235,812.48	1,855,543.51

	(859,302.92)	—	—	—	—	—	—	—	(859,302.92)

Book Balance per bank rec.		—	—		—	—			(859,302.92)

In re:	Case No.	03-13208
Covington Credit, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	February-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	431,810.82
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$431,810.82

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit, Inc	Case No. 03-13208	Case No.
Monthly Court Report for February-07
FED ID# 57-1094987

	Consolidated Totals	Arvest Bank 11682857	Arvest Bank 11275222	F&M Bank & Trust Company 349836	F&M Bank & Trust Company 352357	RCB Bank 621656	WACHOVIA DISBURS- EMENT ACCOUNTS	WACH- OVIA PAYROLL ACCO- UNTS	Central National 212407	ARVEST 11860459	ARVEST 570344986		Operating	Payroll	Other
Beginning Cash Position	89,411.63	9,724.17	7,134.15	18,914.45	13,704.49	9,729.43	—	—	11,324.82	10,119.92	8,760.20		89,411.63	—	—

	—												—	—	—
TICO Cash Collected	—												—	—	—
SM Cash Collected	617,788.28	104,237.23	66,671.91	110,231.45	96,554.18	103,973.89	(213,859.45)		140,351.09	102,018.93	107,609.05		617,788.28	—	—
TIG Cash Collected	—												—	—	—
TPF Cash Collected	—												—	—	—
TCL Cash Collected	—												—	—	—
Other Income Collected	—												—	—	—

SUBTOTAL	617,788.28	104,237.23	66,671.91	110,231.45	96,554.18	103,973.89	(213,859.45)	—	140,351.09	102,018.93	107,609.05	—	617,788.28	—	—

	—												—	—	—
	—												—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(199,274.45)	(101,493.68)	(68,003.32)	(115,436.69)	(98,472.86)	(107,841.57)	554,461.17	91,209.10	(139,422.04)	(103,525.64)	(110,748.92)		(199,274.45)	—	—
	—												—	—	—
	—												—	—	—

Total Cash Receipts and Transfers	418,513.83	2,743.55	(1,331.41)	(5,205.24)	(1,918.68)	(3,867.68)	340,601.72	91,209.10	929.05	(1,506.71)	(3,139.87)	—	327,304.73	91,209.10	—

													—	—
Cash Disbursements - Loans													—	—
													—	—
Loan Proceeds Checks	191,257.75						191,257.75						191,257.75	—
Expenses related to Loans	14,946.56						14,946.56						14,946.56	—

Subtotal - Loans	206,204.31	—	—	—	—	—	206,204.31	—	—	—	—		206,204.31	—	—

													—	—
													—	—
Cash Disbursements - Other	—												—	—
Advertising	1,952.43						1,952.43						1,952.43	—
Bank Charges	—						—						—	—	—
Claims Funding*	7,322.64						7,322.64						7,322.64	—
Company Auto	313.96						313.96						313.96	—	—
Computer Costs	1,048.95						1,048.95						1,048.95	—	—
Dues And Subscriptions	—						—						—	—	—
Employee Reimbursements - collections exp	—						—						—	—	—
Equipment Rental	459.61						459.61						459.61	—	—
Fixed Assets	7,036.38						7,036.38						7,036.38	—	—
Forms & Printing	117.58						117.58						117.58	—	—
Insurance	2,033.90						2,033.90						2,033.90	—	—
Meals & Entertainment	739.27						739.27						739.27	—	—
Miscellaneous	496.11						496.11						496.11	—	—
Office Expense	76.60						76.60						76.60	—	—
Postage	1,783.53						1,783.53						1,783.53	—	—
Prepaid Expenses	946.25						946.25						946.25	—	—
Prepaid Software ABS	—						—						—	—	—
Professional Fees-Ordinary Course	473.10						473.10						473.10	—	—
Rent	12,267.63						12,267.63						12,267.63	—	—
Repairs & Maintenance	746.86						746.86						746.86	—	—
Roadgard	115.00						115.00						115.00	—	—
Seminars & Meetings	—						—						—	—	—
Taxes & Licenses	—						—						—	—	—
Telephone	4,859.79						4,859.79						4,859.79	—	—
Temporary Agency Staff	949.00						949.00						949.00	—	—
Travel	1,582.94						1,582.94						1,582.94	—	—
Utilities	4,985.15						4,985.15						4,985.15	—	—
Interest to Finova	—						—						—	—	—
Payroll Paid TTG	—						—						—	—	—
Payroll Paid SMC	175,299.83						84,090.73	91,209.10					84,090.73	91,209.10	—
Restructuring Officer	—						—						—	—	—
Insurance Renewal	—						—						—	—	—
Voyager Payment	—						—						—	—	—
Pre-Filing Prepays	—						—						—	—	—
Deposit to Lender	—						—						—	—	—
US Trustee	—						—						—	—	—
Bankruptcy Professionals	—						—						—	—	—
Other	—						—						—	—	—

Total Other Cash Disbursements	225,606.51	—	—	—	—	—	134,397.41	91,209.10	—	—	—		134,397.41	91,209.10	—

													—	—	—

TOTAL ALL CASH DISBURSEMENTS	431,810.82	—	—	—	—	—	340,601.72	91,209.10	—	—	—		340,601.72	91,209.10	—

	76,114.64	12,467.72	5,802.74	13,709.21	11,785.81	5,861.75	—	—	12,253.87	8,613.21	5,620.33		76,114.64	—	—

Ending Bank Balance per bank rec.	76,114.64	12,467.72	5,802.74	13,709.21	11,785.81	5,861.75			12,253.87	8,613.21	5,620.33

In re:	Case No.	03-13212
Southern Finance of South Carolina, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	February-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,392,639.95
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$2,392,639.95

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance -SC	Case # 03-13212	Case No. 03-13212
Monthly Court Report for February-07
FED ID# 57-0827143

	Consolidated Totals	Peoples 1170002977	Exchange Bank of S.C. 510004702501	BB&T 5125815210	Regions Bank 3858010811	South Carolina Bank and Trust 270002033	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS
Beginning Cash Position	971,329.03	12,884.66	10,446.62	6,553.87	848,941.60	15,640.04		—

	—
TICO Cash Collected	—
SM Cash Collected	2,834,951.39	118,884.53	128,696.42	112,051.99	2,518,292.12	204,442.72	(777,549.02)
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,834,951.39	118,884.53	128,696.42	112,051.99	2,518,292.12	204,442.72	(777,549.02)	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(728,971.56)	(121,679.04)	(129,047.56)	(112,639.00)	(2,786,375.30)	(204,575.50)	2,752,650.18	417,538.79
	—
	—

Total Cash Receipts and Transfers	2,105,979.83	(2,794.51)	(351.14)	(587.01)	(268,083.18)	(132.78)	1,975,101.16	417,538.79

Cash Disbursements - Loans

Loan Proceeds Checks	1,216,220.19						1,216,220.19
Expenses related to Loans	73,616.25						73,616.25

Subtotal - Loans	1,289,836.44						1,289,836.44

Cash Disbursements - Other
Advertising	12,637.65						12,637.65
Bank Charges	—
Claims Funding*	83,944.26						83,944.26
Company Auto	4,141.29						4,141.29
Computer Costs	1,208.55						1,208.55
Dues And Subscriptions	15.35						15.35
Employee Reimbursements - collections exp	—						—
Equipment Rental	434.74						434.74
Fixed Assets	1,500.00						1,500.00
Forms & Printing	1,912.00						1,912.00
Insurance	12,179.13						12,179.13
Meals & Entertainment	3,809.79						3,809.79
Miscellaneous	568.46						568.46
Office Expense	1,086.34						1,086.34
Postage	6,208.71						6,208.71
Prepaid Expenses	4,775.71						4,775.71
Prepaid Software ABS	—						—
Professional Fees-Ordinary Course	—						—
Rent	38,650.22						38,650.22
Repairs & Maintenance	3,083.11						3,083.11
Roadgard	2,061.96						2,061.96
Seminars & Meetings	1,138.38						1,138.38
Taxes & Licenses	1,243.03						1,243.03
Telephone	8,917.97						8,917.97
Temporary Agency Staff	10,627.34						10,627.34
Travel	1,859.54						1,859.54
Utilities	7,851.87						7,851.87
Interest to Finova	—						—
Payroll Paid TTG	—						—
Payroll Paid SMC	783,927.70						366,388.91	417,538.79
Restructuring Officer	—						—
Insurance Renewal	—						—
Voyager Payment	109,020.41						109,020.41
Pre-Filing Prepays	—						—
Deposit to Lender	—						—
US Trustee	—						—
Bankruptcy Professionals	—						—
Other	—						—

Total Other Cash Disbursements	1,102,803.51	—	—	—	—	—	685,264.72	417,538.79

TOTAL ALL CASH DISBURSEMENTS	2,392,639.95	—	—	—	—	—	1,975,101.16	417,538.79

	684,668.91	10,090.15	10,095.48	5,966.86	580,858.42	15,507.26	—	—

Book Balance per bank rec.	684,668.91	10,090.15	10,095.48	5,966.86	580,858.42	15,507.26

	South Carolina Bank and Trust 270002041	South Carolina Bank and Trust 270002058	Palmetto Bank 11055855	Operating	Payroll	Other	Total
Beginning Cash Position	16,119.62	10,174.66	50,567.96	971,329.03	—	—	971,329.03

					—	—	—
TICO Cash Collected				—	—	—	—
SM Cash Collected	146,279.68	150,876.97	232,975.98	2,834,951.39	—	—	2,834,951.39
TIG Cash Collected				—	—	—	—
TPF Cash Collected				—	—	—	—
TCL Cash Collected				—	—	—	—
Other Income Collected				—	—	—	—

SUBTOTAL	146,279.68	150,876.97	232,975.98	2,834,951.39	—	—	2,834,951.39

				—	—	—	—
				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(149,836.88)	(150,491.40)	(244,515.85)	(1,146,510.35)	417,538.79	—	(728,971.56)
				—	—	—	—
				—	—	—	—

Total Cash Receipts and Transfers	(3,557.20)	385.57	(11,539.87)	1,688,441.04	417,538.79	—	2,105,979.83

				—
Cash Disbursements - Loans				—
				—
Loan Proceeds Checks				1,216,220.19			1,216,220.19
Expenses related to Loans				73,616.25			73,616.25

Subtotal - Loans				1,289,836.44			1,289,836.44

				—
				—
Cash Disbursements - Other				—
Advertising				12,637.65			12,637.65
Bank Charges				—	—	—	—
Claims Funding*				83,944.26			83,944.26
Company Auto				4,141.29	—	—	4,141.29
Computer Costs				1,208.55	—	—	1,208.55
Dues And Subscriptions				15.35	—	—	15.35
Employee Reimbursements - collections exp				—	—	—	—
Equipment Rental				434.74	—	—	434.74
Fixed Assets				1,500.00	—	—	1,500.00
Forms & Printing				1,912.00	—	—	1,912.00
Insurance				12,179.13	—	—	12,179.13
Meals & Entertainment				3,809.79	—	—	3,809.79
Miscellaneous				568.46	—	—	568.46
Office Expense				1,086.34	—	—	1,086.34
Postage				6,208.71	—	—	6,208.71
Prepaid Expenses				4,775.71	—	—	4,775.71
Prepaid Software ABS				—	—	—	—
Professional Fees-Ordinary Course				—	—	—	—
Rent				38,650.22	—	—	38,650.22
Repairs & Maintenance				3,083.11	—	—	3,083.11
Roadgard				2,061.96	—	—	2,061.96
Seminars & Meetings				1,138.38	—	—	1,138.38
Taxes & Licenses				1,243.03	—	—	1,243.03
Telephone				8,917.97	—	—	8,917.97
Temporary Agency Staff				10,627.34	—	—	10,627.34
Travel				1,859.54	—	—	1,859.54
Utilities				7,851.87	—	—	7,851.87
Interest to Finova				—	—	—	—
Payroll Paid TTG				—	—	—	—
Payroll Paid SMC				366,388.91	417,538.79	—	783,927.70
Restructuring Officer				—	—	—	—
Insurance Renewal				—	—	—	—
Voyager Payment				109,020.41	—	—	109,020.41
Pre-Filing Prepays				—	—	—	—
Deposit to Lender				—	—	—	—
US Trustee				—	—	—	—
Bankruptcy Professionals				—	—	—	—
Other				—	—	—	—

Total Other Cash Disbursements	—	—	—	1,102,803.51	—	—	1,102,803.51

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	1,975,101.16	417,538.79	—	2,392,639.95

	12,562.42	10,560.23	39,028.09	684,668.91	—	—	684,668.91

Book Balance per bank rec.	12,562.42	10,560.23	39,028.09

In re:	Case No.	03-13211
Covington Credit of Texas, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	February-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,026,971.13
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$2,026,971.13

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case # 03-13211
Monthly Court Report for February-07
FED ID# 57-1002963

	Consolidated Totals	1st Commerce Bank 350188	1st Commerce Bank 381959	American Bank of Texas 1002218089	American National Bank 0010944	Houston Comm Bank 52833	First National Bank 81547	Bank Trust 3067993	State Bank of Texas 168262
Beginning Cash Position	562,702.64	10,201.75	14,790.83	9,559.78	11,427.28	5,567.33	5,102.42	9,967.04	8,812.31

	—
TICO Cash Collected	—
SM Cash Collected	3,318,316.08	104,791.46	173,968.22	129,532.24	144,819.47	58,781.05	45,165.44	105,286.83	63,621.68
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	3,318,316.08	104,791.46	173,968.22	129,532.24	144,819.47	58,781.05	45,165.44	105,286.83	63,621.68

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,352,619.29)	(106,429.50)	(177,150.26)	(128,184.40)	(143,837.32)	(58,998.53)	(45,973.12)	(105,524.26)	(64,652.48)
	—
	—
	—
	—

Total Cash Receipts and Transfers	1,965,696.79	(1,638.04)	(3,182.04)	1,347.84	982.15	(217.48)	(807.68)	(237.43)	(1,030.80)

Cash Disbursements - Loans
Loan Proceeds Checks	1,338,198.66
Expenses related to Loans	72,025.31

Subtotal - Loans	1,410,223.97	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	6,931.82
Bank Charges	—
Claims Funding*	28,463.84
Company Auto	869.51
Computer Costs	2,268.33
Dues And Subscriptions	25.00
Employee Reimbursements - collections exp	—
Equipment Rental	1,520.78
Fixed Assets	9,590.70
Forms & Printing	684.33
Insurance	10,413.38
Meals & Entertainment	2,688.63
Miscellaneous	834.17
Office Expense	1,085.13
Postage	9,366.47
Prepaid Expenses	692.39
Prepaid Software ABS	—
Professional Fees-Ordinary Course	—
Rent	60,053.11
Repairs & Maintenance	2,970.57
Roadgard	1,044.82
Seminars & Meetings	80.00
Taxes & Licenses	—
Telephone	16,007.27
Temporary Agency Staff	4,810.32
Travel	5,463.47
Utilities	13,008.93
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	437,874.19
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	—

Total Other Cash Disbursements	616,747.16	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,026,971.13	—	—	—	—	—	—	—	—

	501,428.30	8,563.71	11,608.79	10,907.62	12,409.43	5,349.85	4,294.74	9,729.61	7,781.51

Book Balance per bank rec.	501,428.30	8,563.71	11,608.79	10,907.62	12,409.43	5,349.85	4,294.74	9,729.61	7,781.51

	Bank of Texas 3000010649	Texas State Bank 100102889	First State Bank 2702488	Frost National Bank 460020362	Hibernia National Bank 04122623	International Bank of Commerce 9004201	Kleberg First National Bank 123390
Beginning Cash Position	12,589.40	12,062.61	7,248.78	7,240.70	6,580.38	165,300.26	18,659.32

TICO Cash Collected
SM Cash Collected	107,938.22	160,594.33	105,816.48	77,702.13	76,694.83	869,185.16	162,318.12
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	107,938.22	160,594.33	105,816.48	77,702.13	76,694.83	869,185.16	162,318.12

GENERAL LEDGER DEPOSITS AND TRANSFERS	(110,204.37)	(161,207.65)	(107,096.65)	(78,421.35)	(78,020.23)	(888,267.27)	(167,497.25)
	—

Total Cash Receipts and Transfers	(2,266.15)	(613.32)	(1,280.17)	(719.22)	(1,325.40)	(19,082.11)	(5,179.13)

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	10,323.25	11,449.29	5,968.61	6,521.48	5,254.98	146,218.15	13,480.19

Book Balance per bank rec.	10,323.25	11,449.29	5,968.61	6,521.48	5,254.98	146,218.15	13,480.19

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas
Monthly Court Report for
FED ID#

	Prosperity Bank 2102872900	Liberty National Bank 126979	Prosperity Bank 2794981	Prosperity Bank 2795011	Prosperity Bank 2795791	Prosperity Bank 75137494	Community Bank & Trust 11798527	Guaranty Bank 380-3594062
Beginning Cash Position	10,983.77	8,166.28	11,542.68	10,780.91	10,462.84	7,013.21	10,251.05	7,460.73

TICO Cash Collected					—
SM Cash Collected	118,784.43	96,146.80	105,217.15	141,173.29	150,011.22	76,144.09	123,078.19	115,236.32
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected					—
Other Income Collected

SUBTOTAL	118,784.43	96,146.80	105,217.15	141,173.29	150,011.22	76,144.09	123,078.19	115,236.32

GENERAL LEDGER DEPOSITS AND TRANSFERS	(121,235.74)	(94,244.55)	(109,647.39)	(142,078.89)	(151,381.22)	(76,701.16)	(125,232.93)	(112,744.71)

Total Cash Receipts and Transfers	(2,451.31)	1,902.25	(4,430.24)	(905.60)	(1,370.00)	(557.07)	(2,154.74)	2,491.61

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges					—
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	8,532.46	10,068.53	7,112.44	9,875.31	9,092.84	6,456.14	8,096.31	9,952.34

Book Balance per bank rec.	8,532.46	10,068.53	7,112.44	9,875.31	9,092.84	6,456.14	8,096.31	9,952.34

	1st National 79921	1st National 325149301	Guaranty Bank 3803594559	Guaranty Bank 3803594542	Guaranty Bank 3803594153	Capital City 2931314501	Citizens 8041871	WACHOVIA DISBURSEMENT ACCOUNTS
Beginning Cash Position	14,974.66	10,832.42	11,650.00	12,821.25	6,289.14	16,669.40	12,340.41	—

TICO Cash Collected
SM Cash Collected	134,774.49	114,338.98	141,339.73	115,864.38	93,434.81	148,748.83	120,553.38	(1,533,333.17)
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	134,774.49	114,338.98	141,339.73	115,864.38	93,434.81	148,748.83	120,553.38	(1,533,333.17)

GENERAL LEDGER DEPOSITS AND TRANSFERS	(140,441.23)	(115,836.50)	(144,777.45)	(118,381.56)	(94,125.18)	(151,508.35)	(121,149.11)	3,122,430.11

Total Cash Receipts and Transfers	(5,666.74)	(1,497.52)	(3,437.72)	(2,517.18)	(690.37)	(2,759.52)	(595.73)	1,589,096.94

Cash Disbursements - Loans
Loan Proceeds Checks								1,338,198.66
Expenses related to Loans								72,025.31

Subtotal - Loans	—	—	—	—	—	—	—	1,410,223.97

Cash Disbursements - Other
Advertising								6,931.82
Bank Charges	—	—	—	—
Claims Funding*								28,463.84
Company Auto								869.51
Computer Costs								2,268.33
Dues And Subscriptions								25.00
Employee Reimbursements - collections exp								—
Equipment Rental								1,520.78
Fixed Assets								9,590.70
Forms & Printing								684.33
Insurance								10,413.38
Meals & Entertainment								2,688.63
Miscellaneous								834.17
Office Expense								1,085.13
Postage								9,366.47
Prepaid Expenses								692.39
Prepaid Software ABS								—
Professional Fees-Ordinary Course								—
Rent								60,053.11
Repairs & Maintenance								2,970.57
Roadgard								1,044.82
Seminars & Meetings								80.00
Taxes & Licenses								—
Telephone								16,007.27
Temporary Agency Staff								4,810.32
Travel								5,463.47
Utilities								13,008.93
Interest to Finova								—
Payroll Paid TTG								—
Payroll Paid SMC
Restructuring Officer								—
Insurance Renewal								—
Voyager Payment								—
Pre-Filing Prepays								—
Deposit to Lender								—
US Trustee								—
Bankruptcy Professionals								—
Other								—

Total Other Cash Disbursements	—	—	—	—	—	—	—	178,872.97

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	1,589,096.94

	9,307.92	9,334.90	8,212.28	10,304.07	5,598.77	13,909.88	11,744.68	—

Book Balance per bank rec.	9,307.92	9,334.90	8,212.28	10,304.07	5,598.77	13,909.88	11,744.68	—

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case No. 03-13211
Monthly Court Report for
FED ID#

	WACHOVIA PAYROLL ACCOUNTS	Wells Fargo 4231233624	Wells Fargo 4231337470	Wells Fargo 5505312659	Wells Fargo 5690474692	Wells Fargo 5880617148	Wells Fargo 7390259432	First National Bank Texas 001100998	Operating	Payroll	Other	Total
Beginning Cash Position	—	10,579.84	8,857.47	8,162.47	9,250.82	—	11,088.68	47,414.42	562,702.64	—	—	562,702.64

									—	—	—	—
TICO Cash Collected									—	—	—	—
SM Cash Collected		140,335.68	122,729.41	82,903.90	92,497.89	—	122,670.28	109,450.34	3,318,316.08	—	—	3,318,316.08
TIG Cash Collected									—	—	—	—
TPF Cash Collected									—	—	—	—
TCL Cash Collected									—	—	—	—
Other Income Collected									—	—	—	—

SUBTOTAL	—	140,335.68	122,729.41	82,903.90	92,497.89	—	122,670.28	109,450.34	3,318,316.08	—	—	3,318,316.08

									—	—	—	—
									—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	437,874.19	(141,044.02)	(124,981.66)	(86,569.98)	(93,988.97)	—	(125,113.43)	(100,274.92)	(1,790,493.48)	437,874.19	—	(1,352,619.29)
									—	—	—	—
									—	—	—	—
									—	—	—	—
									—	—	—	—

Total Cash Receipts and Transfers	437,874.19	(708.34)	(2,252.25)	(3,666.08)	(1,491.08)	—	(2,443.15)	9,175.42	1,527,822.60	437,874.19	—	1,965,696.79

										—
Cash Disbursements - Loans										—
									—
Loan Proceeds Checks									1,338,198.66	—		1,338,198.66
Expenses related to Loans									72,025.31	—		72,025.31

Subtotal - Loans	—	—	—	—	—	—	—	—	1,410,223.97	—	—	1,410,223.97

										—
										—
Cash Disbursements - Other										—
Advertising									6,931.82	—	—	6,931.82
Bank Charges								—	—		—	—
Claims Funding*									28,463.84	—		28,463.84
Company Auto									869.51	—	—	869.51
Computer Costs									2,268.33	—	—	2,268.33
Dues And Subscriptions									25.00	—	—	25.00
Employee Reimbursements - collections exp									—	—	—	—
Equipment Rental									1,520.78	—	—	1,520.78
Fixed Assets									9,590.70	—	—	9,590.70
Forms & Printing									684.33	—	—	684.33
Insurance									10,413.38	—	—	10,413.38
Meals & Entertainment									2,688.63	—	—	2,688.63
Miscellaneous									834.17	—	—	834.17
Office Expense									1,085.13	—	—	1,085.13
Postage									9,366.47	—	—	9,366.47
Prepaid Expenses									692.39	—	—	692.39
Prepaid Software ABS									—	—	—	—
Professional Fees-Ordinary Course									—	—	—	—
Rent									60,053.11	—	—	60,053.11
Repairs & Maintenance									2,970.57	—	—	2,970.57
Roadgard									1,044.82	—	—	1,044.82
Seminars & Meetings									80.00	—	—	80.00
Taxes & Licenses									—	—	—	—
Telephone									16,007.27	—	—	16,007.27
Temporary Agency Staff									4,810.32	—	—	4,810.32
Travel									5,463.47	—	—	5,463.47
Utilities									13,008.93	—	—	13,008.93
Interest to Finova									—	—	—	—
Payroll Paid TTG									—	—	—	—
Payroll Paid SMC	437,874.19								—	437,874.19	—	437,874.19
Restructuring Officer									—	—	—	—
Insurance Renewal									—	—	—	—
Voyager Payment									—	—	—	—
Pre-Filing Prepays									—	—	—	—
Deposit to Lender									—	—	—	—
US Trustee									—	—	—	—
Bankruptcy Professionals									—	—	—	—
Other									—	—	—	—

Total Other Cash Disbursements	437,874.19	—	—	—	—	—	—	—	178,872.97	437,874.19	—	616,747.16

									—		—	—

TOTAL ALL CASH DISBURSEMENTS	437,874.19	—	—	—	—	—	—	—	1,589,096.94	437,874.19	—	2,026,971.13

	—	9,871.50	6,605.22	4,496.39	7,759.74	—	8,645.53	56,589.84	501,428.30	—	—	501,428.30

Book Balance per bank rec.		9,871.50	6,605.22	4,496.39	7,759.74	—	8,645.53	56,589.84

In re:	Case No.	03-13213
Quick Credit Corporation, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	February-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,192,921.41
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,192,921.41

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Quick Credit Corporation, Inc.	03-13213	Case No. 03-13213
Monthly Court Report for February-07
FED ID# 57-0857420

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—			—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	1,510,287.41	1,510,287.41		1,510,287.41	—	—	1,510,287.41
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	1,510,287.41	1,510,287.41	—	1,510,287.41	—	—	1,510,287.41

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(317,366.00)	(497,621.35)	180,255.35	(497,621.35)	180,255.35	—	(317,366.00)
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	1,192,921.41	1,012,666.06	180,255.35	1,012,666.06	180,255.35	—	1,192,921.41

Cash Disbursements - Loans
Loan Proceeds Checks	659,566.35	659,566.35		659,566.35			659,566.35
Expenses related to Loans	36,475.00	36,475.00		36,475.00			36,475.00

Subtotal - Loans	696,041.35	696,041.35	—	696,041.35	—	—	696,041.35

		—		—			—
		—		—			—
Cash Disbursements - Other		—		—			—
Advertising	5,230.61	5,230.61		5,230.61			5,230.61
Bank Charges	1,493.18	1,493.18		1,493.18	—	—	1,493.18
Claims Funding*	19,680.79	19,680.79		19,680.79			19,680.79
Company Auto	—	—		—	—	—	—
Computer Costs	—	—		—	—	—	—
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	279.87	279.87		279.87	—	—	279.87
Fixed Assets	—	—		—	—	—	—
Forms & Printing	852.11	852.11		852.11	—	—	852.11
Insurance	5,062.29	5,062.29		5,062.29	—	—	5,062.29
Meals & Entertainment	360.71	360.71		360.71	—	—	360.71
Miscellaneous	45.10	45.10		45.10	—	—	45.10
Office Expense	56.13	56.13		56.13	—	—	56.13
Postage	3,560.45	3,560.45		3,560.45	—	—	3,560.45
Prepaid Expenses	979.64	979.64		979.64	—	—	979.64
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	22,168.42	22,168.42		22,168.42	—	—	22,168.42
Repairs & Maintenance	1,064.83	1,064.83		1,064.83	—	—	1,064.83
Roadgard	490.75	490.75		490.75	—	—	490.75
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	1,223.93	1,223.93		1,223.93	—	—	1,223.93
Telephone	4,343.99	4,343.99		4,343.99	—	—	4,343.99
Temporary Agency Staff	6,020.55	6,020.55		6,020.55	—	—	6,020.55
Travel	—	—		—	—	—	—
Utilities	5,125.10	5,125.10		5,125.10	—	—	5,125.10
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	358,961.03	178,705.68	180,255.35	178,705.68	180,255.35	—	358,961.03
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	59,880.58	59,880.58		59,880.58	—	—	59,880.58
Pre-Filing Prepays	—	—		—	—	—	—
Deposit to Lender	—	—		—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other	—	—		—	—	—	—

Total Other Cash Disbursements	496,880.06	316,624.71	180,255.35	316,624.71	180,255.35	—	496,880.06

TOTAL ALL CASH DISBURSEMENTS	1,192,921.41	1,012,666.06	180,255.35	1,012,666.06	180,255.35	—	1,192,921.41

	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13209
Covington Credit of Georgia, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	February-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,097,630.70
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,097,630.70

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of GA	Case # 03-13209	Case No. 03-13209
Monthly Court Report for February-07
FED ID# 58-1435012

	Consolidated Totals	Bank of Perry 429068	Flag Financial Corp 0189003751	Capital City 2931314501	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	58,666.39	16,928.93	25,068.06	16,669.40	—	—	58,666.39	—	—	58,666.39

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	1,456,573.47	107,916.10	224,247.06	$148,748.83	975,661.48		1,456,573.47	—	—	1,456,573.47
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	1,456,573.47	107,916.10	224,247.06	148,748.83	975,661.48	—	1,456,573.47	—	—	1,456,573.47

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(371,169.51)	(113,904.94)	(227,725.44)	(151,508.35)	(84,975.94)	206,945.16	(578,114.67)	206,945.16	—	(371,169.51)
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	1,085,403.96	(5,988.84)	(3,478.38)	(2,759.52)	890,685.54	206,945.16	878,458.80	206,945.16	—	1,085,403.96

Cash Disbursements - Loans
							—
Loan Proceeds Checks	453,926.55				453,926.55		453,926.55			453,926.55
Expenses related to Loans	42,627.10				42,627.10		42,627.10			42,627.10

Subtotal - Loans	496,553.65	—	—	—	496,553.65	—	496,553.65	—	—	496,553.65

	—						—
	—						—
Cash Disbursements - Other	—						—
Advertising	2,835.01				2,835.01		2,835.01			2,835.01
Bank Charges	—				—		—	—	—	—
Claims Funding*	12,824.60				12,824.60		12,824.60			12,824.60
Company Auto	1,417.79				1,417.79		1,417.79	—	—	1,417.79
Computer Costs	2,099.98				2,099.98		2,099.98	—	—	2,099.98
Dues And Subscriptions	—				—		—	—	—	—
Employee Reimbursements - collections exp	—				—		—	—	—	—
Equipment Rental	725.99				725.99		725.99	—	—	725.99
Fixed Assets	2,319.40				2,319.40		2,319.40	—	—	2,319.40
Forms & Printing	738.41				738.41		738.41	—	—	738.41
Insurance	4,232.23				4,232.23		4,232.23	—	—	4,232.23
Meals & Entertainment	2,168.05				2,168.05		2,168.05	—	—	2,168.05
Miscellaneous	650.60				650.60		650.60	—	—	650.60
Office Expense	966.92				966.92		966.92	—	—	966.92
Postage	4,221.38				4,221.38		4,221.38	—	—	4,221.38
Prepaid Expenses	3,973.21				3,973.21		3,973.21	—	—	3,973.21
Prepaid Software ABS	—				—		—	—	—	—
Professional Fees-Ordinary Course	—				—		—	—	—	—
Rent	23,507.23				23,507.23		23,507.23	—	—	23,507.23
Repairs & Maintenance	—						—	—	—	—
Roadgard	22,602.20				22,602.20		22,602.20	—	—	22,602.20
Seminars & Meetings	230.00				230.00		230.00	—	—	230.00
Taxes & Licenses	3,925.72				3,925.72		3,925.72	—	—	3,925.72
Telephone	1,602.70				1,602.70		1,602.70	—	—	1,602.70
Temporary Agency Staff	7,450.37				7,450.37		7,450.37	—	—	7,450.37
Travel	1,295.92				1,295.92		1,295.92	—	—	1,295.92
Utilities	4,407.47				4,407.47		4,407.47	—	—	4,407.47
Interest to Finova	—				—		—	—	—	—
Payroll Paid TTG	—				—		—	—	—	—
Payroll Paid SMC	394,621.89				187,676.73	206,945.16	187,676.73	206,945.16	—	394,621.89
Restructuring Officer	—				—		—	—	—	—
Insurance Renewal	—				—		—	—	—	—
Voyager Payment	102,259.98				102,259.98		102,259.98	—	—	102,259.98
Pre-Filing Prepays	—				—		—	—	—	—
Deposit to Lender	—				—		—	—	—	—
US Trustee	—				—		—	—	—	—
Bankruptcy Professionals	—				—		—	—	—	—
Other	—				—		—	—	—	—

Total Other Cash Disbursements	601,077.05	—	—	—	394,131.89	206,945.16	394,131.89	206,945.16	—	601,077.05

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,097,630.70	—	—	—	890,685.54	206,945.16	890,685.54	206,945.16	—	1,097,630.70

	46,439.65	10,940.09	21,589.68	13,909.88	—	—	46,439.65	—	—	46,439.65

Book Balance per bank rec.	46,439.65	10,940.09	21,589.68	13,909.88

In re:	Case No.	03-13206
Southern Finance of Tennessee, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	February-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,018,108.80
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,018,108.80

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance of TN	Case # 03-13206	Case No. 03-13206
Monthly Court Report for February-07
FED ID# 62-1618281

	Consolidated Totals	Peoples 5003363	Armstrong Bank 60025670	Arvest Bank 13637871	Arvest Bank 11462307	Arvest Bank 13637884	WACHOVIA DISBURSE- MENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	AmSouth 50972871	AmSouth 50972898	First Tennessee 103193515	Operating	Payroll	Other	Total
Beginning Cash Position	188,926.22	7,327.87	6,144.09	5,588.87	5,854.20	6,709.97	—	—	—	13,417.69	143,883.53	188,926.22	—	—	188,926.22

	—											—	—	—	—
TICO Cash Collected	—											—	—	—	—
SM Cash Collected	1,330,707.07	118,034.98	75,953.61	92,519.82	50,018.87	73,659.23	9,686.11		0.00	106,789.11	804,045.34	1,330,707.07	—	—	1,330,707.07
TIG Cash Collected	—											—	—	—	—
TPF Cash Collected	—											—	—	—	—
TCL Cash Collected	—											—	—	—	—
Other Income Collected	—											—	—	—	—

SUBTOTAL	1,330,707.07	118,034.98	75,953.61	92,519.82	50,018.87	73,659.23	9,686.11	—	—	106,789.11	804,045.34	1,330,707.07	—	—	1,330,707.07

	—											—	—	—	—
	—											—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(356,882.90)	(118,203.12)	(77,075.59)	(93,950.72)	(52,179.79)	(74,042.79)	854,419.48	154,003.21	—	(113,698.72)	(836,154.86)	(510,886.11)	154,003.21	—	(356,882.90)
	—											—	—	—	—
	—											—	—	—	—
	—											—	—	—	—
	—											—	—	—	—

Total Cash Receipts and Transfers	973,824.17	(168.14)	(1,121.98)	(1,430.90)	(2,160.92)	(383.56)	864,105.59	154,003.21	—	(6,909.61)	(32,109.52)	819,820.96	154,003.21	—	973,824.17

												—
Cash Disbursements - Loans												—
												—
Loan Proceeds Checks	582,671.49						582,671.49					582,671.49			582,671.49
Expenses related to Loans	29,015.04						29,015.04					29,015.04			29,015.04

Subtotal - Loans	611,686.53	—	—	—	—	—	611,686.53	—	—	—	—	611,686.53	—	—	611,686.53

												—
												—
Cash Disbursements - Other												—
Advertising	3,008.15						3,008.15					3,008.15			3,008.15
Bank Charges	—						—					—	—	—	—
Claims Funding*	22,462.73						22,462.73					22,462.73			22,462.73
Company Auto	820.75						820.75					820.75	—	—	820.75
Computer Costs	2,635.48						2,635.48					2,635.48	—	—	2,635.48
Dues And Subscriptions	3,013.02						3,013.02					3,013.02	—	—	3,013.02
Employee Reimbursements - collections exp	—						—					—	—	—	—
Equipment Rental	569.61						569.61					569.61	—	—	569.61
Fixed Assets	—						—					—	—	—	—
Forms & Printing	642.01						642.01					642.01	—	—	642.01
Insurance	3,443.92						3,443.92					3,443.92	—	—	3,443.92
Meals & Entertainment	778.96						778.96					778.96	—	—	778.96
Miscellaneous	—						—					—	—	—	—
Office Expense	195.61						195.61					195.61	—	—	195.61
Postage	2,706.18						2,706.18					2,706.18	—	—	2,706.18
Prepaid Expenses	313.59						313.59					313.59	—	—	313.59
Prepaid Software ABS	—						—					—	—	—	—
Professional Fees-Ordinary Course	—						—					—	—	—	—
Rent	27,620.02						27,620.02					27,620.02	—	—	27,620.02
Repairs & Maintenance	2,125.08						2,125.08					2,125.08	—	—	2,125.08
Roadgard	315.88						315.88					315.88	—	—	315.88
Seminars & Meetings	—						—					—	—	—	—
Taxes & Licenses	1,973.22						1,973.22					1,973.22	—	—	1,973.22
Telephone	16,352.08						16,352.08					16,352.08	—	—	16,352.08
Temporary Agency Staff	5,342.65						5,342.65					5,342.65	—	—	5,342.65
Travel	1,893.35						1,893.35					1,893.35	—	—	1,893.35
Utilities	4,839.73						4,839.73					4,839.73	—	—	4,839.73
Interest to Finova	—						—					—	—	—	—
Payroll Paid TTG	—						—					—	—	—	—
Payroll Paid SMC	305,370.25						151,367.04	154,003.21				151,367.04	154,003.21	—	305,370.25
Restructuring Officer	—						—					—	—	—	—
Insurance Renewal	—						—					—	—	—	—
Voyager Payment	—						—					—	—	—	—
Pre-Filing Prepays	—						—					—	—	—	—
Deposit to Lender	—						—					—	—	—	—
US Trustee	—						—					—	—	—	—
Bankruptcy Professionals	—						—					—	—	—	—
Other	—						—					—	—	—	—

Total Other Cash Disbursements	406,422.27	—	—	—	—	—	252,419.06	154,003.21	—	—	—	252,419.06	154,003.21	—	406,422.27

												—

TOTAL ALL CASH DISBURSE- MENTS	1,018,108.80	—	—	—	—	—	864,105.59	154,003.21	—	—	—	864,105.59	154,003.21	—	1,018,108.80

	144,641.59	7,159.73	5,022.11	4,157.97	3,693.28	6,326.41	—	—	—	6,508.08	111,774.01	144,641.59	—	—	144,641.59

Book Balance per bank rec.	144,641.59	7,159.73	5,022.11	4,157.97	3,693.28	6,326.41			—	6,508.08	111,774.01

In re:	Case No.	03-13205
Southern Management Corporation	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	February-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,003,727.59
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$2,003,727.59

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp	Case No. 03-13205	Case No. 03-13205
Monthly Court Report for February-07
FED ID# 57-0997623

	Consolidated Totals	BB&T DEBIT CARD ACCT	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	458,821.57	105,702.60	864,960.92	(506,053.79)	(5,788.16)	458,821.57	—	—	458,821.57

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	(1,562,147.44)		(1,562,147.44)		—	(1,562,147.44)	—	—	(1,562,147.44)
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	—				—	—	—	—

SUBTOTAL	(1,562,147.44)	—	(1,562,147.44)	—	—	(1,562,147.44)	—	—	(1,562,147.44)

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	2,988,211.91		1,337,922.34	1,502,294.38	147,995.19	2,840,216.72	147,995.19	—	2,988,211.91
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	1,426,064.47	—	(224,225.10)	1,502,294.38	147,995.19	1,278,069.28	147,995.19	—	1,426,064.47

Cash Disbursements - Loans
Loan Proceeds Checks	—					—
Expenses related to Loans	3.60			3.60		3.60			3.60

Subtotal - Loans	3.60	—	—	3.60	—	3.60	—	—	3.60

Cash Disbursements - Other	—					—
Advertising	39,858.34			39,858.34		39,858.34			39,858.34
Bank Charges	14,679.76			14,679.76		14,679.76	—	—	14,679.76
Claims Funding*	43,319.15			43,319.15		43,319.15			43,319.15
Company Auto	3,338.59			3,338.59		3,338.59	—	—	3,338.59
Computer Costs	18,123.53			18,123.53		18,123.53	—	—	18,123.53
Dues And Subscriptions	330.00			330.00		330.00	—	—	330.00
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	2,994.04			2,994.04		2,994.04	—	—	2,994.04
Fixed Assets	—			—		—	—	—	—
Forms & Printing	346.31			346.31		346.31	—	—	346.31
Insurance	1,216.20			1,216.20		1,216.20	—	—	1,216.20
Meals & Entertainment	26,523.77			26,523.77		26,523.77	—	—	26,523.77
Miscellaneous	350.00			350.00		350.00	—	—	350.00
Office Expense	1,214.09			1,214.09		1,214.09	—	—	1,214.09
Postage	10,242.44			10,242.44		10,242.44	—	—	10,242.44
Prepaid Expenses	323.54			323.54		323.54	—	—	323.54
Prepaid Software ABS	—			—		—	—	—	—
Professional Fees-Ordinary Course	46,190.25			46,190.25		46,190.25	—	—	46,190.25
Rent	16,858.37			16,858.37		16,858.37	—	—	16,858.37
Repairs & Maintenance	4,446.75			4,446.75		4,446.75	—	—	4,446.75
Roadgard	1,918.13			1,918.13		1,918.13	—	—	1,918.13
Seminars & Meetings	1,626.40			1,626.40		1,626.40	—	—	1,626.40
Taxes & Licenses	1,417.52			1,417.52		1,417.52	—	—	1,417.52
Telephone	(2,582.78)			(2,582.78)		(2,582.78)	—	—	(2,582.78)
Temporary Agency Staff	4,388.70			4,388.70		4,388.70	—	—	4,388.70
Travel	43,664.66			43,664.66		43,664.66	—	—	43,664.66
Utilities	—			—		—	—	—	—
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	1,715,725.47			1,567,541.39	148,184.08	1,567,541.39	148,184.08	—	1,715,725.47
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	—			—		—	—	—	—
Voyager Payment	—			—		—	—	—	—
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	7,210.76			7,210.76		7,210.76	—	—	7,210.76

Total Other Cash Disbursements	2,003,723.99	—	—	1,855,539.91	148,184.08	1,855,539.91	148,184.08	—	2,003,723.99

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,003,727.59	—	—	1,855,543.51	148,184.08	1,855,543.51	148,184.08	—	2,003,727.59

	(118,841.55)	105,702.60	640,735.82	(859,302.92)	(5,977.05)	(118,652.66)	(188.89)	—	(118,841.55)

Book Balance per bank rec.	(118,841.55)	105,702.60	640,735.82	(859,302.92)	(5,977.05)

In re:	Case No.	03-13207
Southern Financial Management, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	February-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management -Dormant	Case # 03-13207	Case No. 03-13207
Monthly Court Report for February-07
FED ID# 57-1013036

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers		—	—		—	—	—		—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13210
Covington Credit of Louisiana, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	February-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management - Lousiana - InActive	Case # 03-13210	Case No. 03-13210
Monthly Court Report for February-07
FED ID# 57-1096371

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs	—			—				—	—	—	—
Dues And Subscriptions	—			—				—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	February-07

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of account recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues
Less: Returns and Allowances

Net Revenue	$0.00	$0.00

COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach Schedule)
Less: Ending Inventory

Cost of Goods Sold	$0.00	$0.00

Gross Profit	$0.00	$0.00

OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Program
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Salaries/Commissions/Fees
Supplies
Taxes-Payroll
Taxes-Real Estate
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)

Total Operating Expenses Before Depreciation	$0.00	$0.00

Net Profit (Loss) Before Other Income & Expenses	$0.00	$0.00

OTHER INCOME AND EXPENSE
Other Income (attach schedule)
Interest Income
Other Expense (attach schedule)

Net Profit (Loss) Before Reorganization Items	$0.00	$0.00

REORGANIZATION ITEMS
Professional Fees
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)

Total Reorganization Expenses	$0.00	$0.00

Income Taxes

Net Profit (Loss)	$0.00	$0.00

*”Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 2

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	February-07

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER CATEGORY	Month	Cumulative Filing to Date
Other Costs

Total Other Costs	$0.00	$0.00

Other Operationas Expenses

Total Other Operational Costs	$0.00	$0.00

Other Income

Total Other Income	$0.00	$0.00

Other Expenses

Total Other Expenses	$0.00	$0.00

Other Reorganization Expenses

Total Other Reorganization Expenses	$0.00	$0.00

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 1 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Form Mor-2 (Con’t)

The Thaxton Group

MTD Income Statement

2/28/2007

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued TICO	Total Company
Net Interest Income
Interest Income	—	—	—	3,123,072	—	—	3,123,072	31.2%	—	3,123,072	31.2%
I/B Income	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Fee Income	—	—	—	552,730	—	—	552,730	5.5%	—	552,730	5.5%
Late Charges	—	—	—	375,016	—	—	375,016	3.7%	—	375,016	3.7%

Total Interest Income	—	—	—	4,050,818	—	—	4,050,818	40.5%	—	4,050,818	40.5%

Interest Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Net Interest Income	—	—	—	4,050,818	—	—	4,050,818	40.5%	—	4,050,818	40.5%
Provision for Loan Losses
P&L Recoveries	—	—	—	(64,105)	—	—	(64,105)	-0.6%	(432)	(64,537)	-0.6%
Reserves	—	—	—	(526,444)	—	—	(526,444)	-5.3%	—	(526,444)	-5.3%
Cash	—	—	—	974,340	—	—	974,340	9.7%	—	974,340	9.7%

Total Provision	—	—	—	383,790	—	—	383,790	3.8%	(432)	383,358	3.8%
Net Interest included Provision	—	—	—	3,667,027	—	—	3,667,027		432	3,667,459
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	529,302	—	—	529,302	5.3%	—	529,302	5.3%
Insurance Commissions	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Earned Insurance	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	—	25,884	—	—	25,884	0.3%	—	25,884	0.3%
Other Income	—	—	—	242,783	5,154,726	—	5,397,509	54.0%	—	5,397,509	54.0%

Total Direct Income	—	—	—	797,969	5,154,726	—	5,952,695	59.5%	—	5,952,695	59.5%
Total Revenue	—	—	—	4,848,787	5,154,726	—	10,003,513	100.0%	—	10,003,513	100.0%

Expenses
Personnel
Salaries & Wages	—	—	—	1,353,000	14,232	—	1,367,233	13.7%	—	1,367,233	13.7%
Commissions/Bonus	—	—	—	182,424	—	—	182,424	1.8%	—	182,424	1.8%
Benefits	—	—	—	208,814	3,916	—	212,730	2.1%	—	212,730	2.1%
Taxes	—	—	—	150,105	1,155	—	151,260	1.5%	—	151,260	1.5%
Other	—	—	—	6,497	—	—	6,497	0.1%	—	6,497	0.1%

Total Personnel	—	—	—	1,900,841	19,303	—	1,920,144	19.2%	—	1,920,144	19.2%
Building
Rent	—	—	—	203,206	825	—	204,031	2.0%	—	204,031	2.0%
Utilities	—	—	—	53,006	523	—	53,528	0.5%	—	53,528	0.5%
Depreciation	—	—	—	58,833	—	—	58,833	0.6%	—	58,833	0.6%
Other	—	—	—	13,212	—	—	13,212	0.1%	—	13,212	0.1%

Total Building	—	—	—	328,256	1,348	—	329,604	3.3%	—	329,604	3.3%
Telecommunications
Telephone	—	—	—	80,952	109	—	81,061	0.8%	—	81,061	0.8%
Computers	—	—	—	46,504	4,283	—	50,787	0.5%	—	50,787	0.5%
Office Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Total Telecommunications	—	—	—	127,456	4,392	—	131,848	1.3%	—	131,848	1.3%
Advertising	—	—	—	173,000	—	—	173,000	1.7%	—	173,000	1.7%
Reinsurance Claims Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Professional Fees	—	—	—	38,276	552,591	—	590,867	5.9%	354	591,221	5.9%
Collection Expense	—	—	—	2,429	—	—	2,429	0.0%	105	2,534	0.0%
Travel	—	—	—	168,734	56	—	168,790	1.7%	—	168,790	1.7%
Office Expense	—	—	—	113,319	2,355	—	115,673	1.2%	—	115,673	1.2%
Entertainment	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Amortization	—	—	—	5,883	—	—	5,883	0.1%	—	5,883	0.1%
Taxes & Licenses	—	—	—	25,689	821	—	26,510	0.3%	315	26,825	0.3%
Other	—	—	—	36,089	350	—	36,439	0.4%	—	36,439	0.4%

Total Other Expense	—	—	—	180,980	3,526	—	184,506	1.8%	315	184,821	1.8%

Total Direct Expense	—	—	—	3,303,763	581,215	—	3,884,978	38.8%	342	3,885,319	38.8%
Allocated Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Net Income Before Taxes	—	—	—	1,545,024	4,573,511	—	6,118,535	61.2%	(342)	6,118,194	61.2%
Income Tax (34%)	—	—	—	601,014	—	—	601,014	6.0%	—	601,014	6.0%

Net Income	—	—	—	944,010	4,573,511	—	5,517,521	55.2%	(342)	5,517,179	55.2%

The Thaxton Group

YTD Income Statement

For Period October 17, 2003 thru February 28, 2007

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued Ops TICO	Total Company
Net Interest Income
Interest Income	365,619	12,926	—	130,211,950	36	—	130,590,532	67.1%	10,166,085	140,756,617	71.3%
I/B Income	—	—	—	—	—	—	—	0.0%	3,675,403	3,675,403	1.9%
Fee Income	226,383	105,384	—	17,989,483	—	—	18,321,249	9.4%	51,566	18,372,816	9.3%
Late Charges	149,281	—	—	11,239,637	—	—	11,388,917	5.8%	1,064,348	12,453,265	6.3%

Total Interest Income	741,283	118,310	—	159,441,070	36	—	160,300,699	82.3%	14,957,402	175,258,101	88.8%
Interest Expense	113,794	52,912	0	6,815,753	6,945,084	—	13,927,543	7.2%	3,252,426	17,179,969	8.7%

Net Interest Income	627,489	65,398	(0)	152,625,317	(6,945,048)	—	146,373,156	75.2%	11,704,976	158,078,132	80.1%
Provision for Loan Losses
P&L Recoveries	(9,385)	(110)	—	(2,082,656)	(134,830)	—	(2,226,981)	-1.1%	(2,294,802)	(4,521,783)	-2.3%
Reserves	—	(20,000)	—	3,267,930	—	—	3,247,930	1.7%	(7,657,559)	(4,409,629)	-2.2%
Cash	557,239	64,134	4,612	38,961,121	7,396,688	—	46,983,793	24.1%	21,376,202	68,359,995	34.7%

Total Provision	547,854	44,024	4,612	40,146,395	7,261,857	—	48,004,742	24.7%	11,423,842	59,428,583	30.1%
Net Interest included Provision	79,635	21,375	(4,612)	112,478,922	(14,206,905)	—	98,368,415		281,134	98,649,549
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	19,418,758	—	—	19,418,758	10.0%	7,311,070	26,729,828	13.5%
Insurance Commissions	—	—	3,223,179	(1,037,744)	—	—	2,185,435	1.1%	69,787	2,255,222	1.1%
Earned Insurance	—	—	—	—	—	—	—	0.0%	387,835	387,835	0.2%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	896	1,219,335	—	—	1,220,231	0.6%	—	1,220,231	0.6%
Other Income	171,288	256,832	2,042,382	2,673,241	6,446,968	—	11,590,711	6.0%	(20,160,674)	(8,569,963)	-4.3%

Total Direct Income	171,288	256,832	5,266,457	22,273,590	6,446,968	—	34,415,135	17.7%	(12,391,983)	22,023,152	11.2%
Total Revenue	912,570	375,142	5,266,457	181,714,660	6,447,004	—	194,715,834	100.0%	2,565,420	197,281,253	100.0%

Expenses
Personnel
Salaries & Wages	86,164	172,532	1,557,993	53,170,730	2,916,373	—	57,903,791	29.7%	5,103,807	63,007,598	31.9%
Commissions/Bonus	—	58,213	366,715	9,867,602	302,445	—	10,594,974	5.4%	481,502	11,076,475	5.6%
Benefits	6,989	12,842	142,412	6,451,777	116,285	—	6,730,305	3.5%	451,031	7,181,336	3.6%
Taxes	6,914	15,553	159,820	5,635,292	210,442	—	6,028,021	3.1%	575,970	6,603,992	3.3%
Other	—	—	66,338	290,400	83,006	—	439,744	0.2%	126,684	566,428	0.3%

Total Personnel	100,067	259,140	2,293,278	75,415,800	3,628,550	—	81,696,835	42.0%	6,738,994	88,435,830	44.8%
Building
Rent	392	9,889	184,677	7,436,566	295,365	—	7,926,889	4.1%	880,504	8,807,392	4.5%
Utilities	—	216	40,071	1,706,726	52,818	—	1,799,831	0.9%	152,662	1,952,493	1.0%
Depreciation	40,494	2,445	84,488	2,561,794	421,566	—	3,110,787	1.6%	630,151	3,740,938	1.9%
Other	428	257	—	533,378	12,079	—	546,141	0.3%	107,514	653,655	0.3%

Total Building	41,314	12,806	309,236	12,238,463	781,828	—	13,383,648	6.9%	1,770,830	15,154,479	7.7%
Telecommunications
Telephone	6,010	6,411	89,222	3,395,273	188,295	—	3,685,211	1.9%	390,750	4,075,962	2.1%
Computers	27,156	3,315	80,347	1,567,869	356,849	—	2,035,535	1.0%	379,889	2,415,424	1.2%
Office Expense	866	415	16,583	485,672	24,799	—	528,336	0.3%	90,206	618,542	0.3%
Other	—	—	(551)	—	—	—	(551)	0.0%	700	149	0.0%

Total Telecommunications	34,032	10,141	185,601	5,448,813	569,944	—	6,248,531	3.2%	861,545	7,110,076	3.6%
Advertising	—	113	43,816	5,376,196	4,720	—	5,424,845	2.8%	163,736	5,588,580	2.8%
Reinsurance Claims Expense	—	—	—	1,267,957	—	—	1,267,957	0.7%	1,580,370	2,848,327	1.4%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	418,033	418,033	0.2%
Professional Fees	2,386	9,408	36,482	891,418	48,620,847	—	49,560,541	25.5%	100,846	49,661,388	25.2%
Collection Expense	1,860	51	—	81,978	—	—	83,889	0.0%	633,579	717,469	0.4%
Travel	—	6,620	24,540	3,675,810	128,493	—	3,835,464	2.0%	207,618	4,043,083	2.0%
Office Expense	23,071	3,158	52,550	4,386,073	272,825	—	4,737,676	2.4%	480,794	5,218,470	2.6%
Entertainment	—	68	—	117,515	35	—	117,618	0.1%	126	117,744	0.1%
Amortization	—	—	101,806	441,471	—	—	543,277	0.3%	12,568,082	13,111,359	6.6%
Taxes & Licenses	5,636	3,405	20,599	1,034,194	92,807	—	1,156,641	0.6%	203,014	1,359,655	0.7%
Other	1,326	29,298	567,361	2,909,826	68,423	—	3,576,235	1.8%	2,305,682	5,881,916	3.0%

Total Other Expense	30,033	35,930	742,315	8,889,078	434,091	—	10,131,447	5.2%	15,557,697	25,689,144	13.0%

Total Direct Expense	871,340	431,143	3,639,880	160,247,664	68,375,415	—	233,565,442	120.0%	42,709,517	276,274,960	140.0%
Allocated Expense	—	—	15,097	21,858	(79,452)	—	(42,497)	0.0%	42,497	0	0.0%

Net Income Before Taxes	41,231	(56,002)	1,611,480	21,445,138	(61,848,959)	—	(38,807,112)	-19.9%	(40,186,594)	(78,993,707)	-40.0%
Income Tax (34%)	—	—	66,684	8,244,808	5,481,666	—	13,793,158	7.1%	(10,708,208)	3,084,950	1.6%

Net Income	41,231	(56,002)	1,544,796	13,200,331	(67,330,626)	—	(52,600,270)	-27.0%	(29,478,387)	(82,078,657)	-41.6%

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	February-07

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Current Assets
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)

Total Current Assets	$0.00	$0.00

Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation

Total Property and Equipment	$0.00	$0.00

Other Assets
Loans to Insiders*
Other Assets (attach schedule)

Total Other Assets	$0.00	$0.00

TOTAL ASSETS	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to Form Mor-4)
Wages Payable
Notes Payable
Rent /Leases- Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amount Due to Insiders*
Other Postpetition Liabilities (attach schedule)

Total Postpetition Liabilities	$0.00	$0.00

LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt

Total Pre-petition Liabilities	$0.00	$0.00

TOTAL LIABILITIES	$0.00	$0.00

Owner Equity
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Post-Petition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY	$0.00	$0.00
TOTAL LIABILITIES AND OWNERS’ EQUITY	$0.00	$0.00

Form Mor - 3

*”Insider is defined in 11 U.S.C Section 101(31).

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	February-07

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Other Current Assets
Total Other Current Assets	$0.00	$0.00
Other Assets
Total Other Assets	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
Other Postpetition Liabilities
Total Other Postpetition Liabilities	$0.00	$0.00
Adjustments to Owner Equity
Total Adjustments to Owner Equity	$0.00	$0.00
Postpetition Contributions (Distributions) (Draws)
Total Postpetition Contributions (Distributions) (Draws)	$0.00	$0.00

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

Form Mor - 3 (Con’t)

The Thaxton Group

Balance Sheet

10/17/2003

Assets	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	TICO	Total	NONE BANKRUPTCY Reinsurance	Total Company
Cash	(371,234)	(37,104)	(116,373)	1,398,695	21,369,308	—	(953,205)	21,290,087	—	21,290,087
Investments/Restricted Cash	—	—	—	—	12,107,856	—	—	12,107,856	—	12,107,856
Finance Receivables, GROSS	4,190,018	1,474,512	—	77,545,790	—	—	134,271,101	217,481,421	—	217,481,421
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	2,362,384	2,362,384	—	2,362,384
Unearned Interest	(121,109)	—	—	(13,237,418)	—	—	(16,526,612)	(29,885,139)	—	(29,885,139)
Loss Reserve	(300,000)	(200,000)	—	(5,317,281)	(25,000)	—	(7,747,043)	(13,589,324)	—	(13,589,324)
Unearned Insurance	—	—	—	(2,906,735)	—	—	(742,857)	(3,649,592)	(5,332,163)	(8,981,755)
Dealer Holdback	—	—	—	—	—	—	(2,225,806)	(2,225,806)	—	(2,225,806)
Premises and Equipment, GROSS	206,231	71,891	1,154,498	6,841,533	1,111,796	—	4,888,186	14,274,134	—	14,274,134
Accumulated Depreciation	(165,736)	(68,396)	(974,034)	(4,162,508)	(580,712)	—	(3,647,530)	(9,598,916)	—	(9,598,916)
Accounts Receivable	—	—	163,208	399,412	4,347	—	35,193	602,160	—	602,160
Repossessed Automobiles	—	—	—	—	—	—	404,107	404,107	—	404,107
Intercompany Balance	(3,042,529)	(964,230)	(6,423,721)	(49,993,378)	193,510,864	(6,248,675)	(140,136,058)	(13,297,726)	13,297,726	0
Goodwill	348,938	—	353,379	17,749,087	—	—	13,499,015	31,950,419	—	31,950,419
Other Intangible Assets	—	—	2,030,601	2,979	—	—	—	2,033,580	—	2,033,580
Accumulated Amortization	(220,994)	—	(1,153,028)	—	—	—	(1,047,922)	(2,421,944)	—	(2,421,944)
Memo Assets	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,060,920	(12,060,920)	—	—	—	—
Other Assets	7,718	4,977	233,732	1,751,338	3,111,348	—	529,260	5,638,374	1,432,748	7,071,122

Total Assets	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,474,901	—	—	2,476,411	—	2,476,411
Notes Payable	—	—	—	—	110,000,000	—	—	110,000,000	—	110,000,000
Subordinated Notes Payable	—	—	67,738	—	122,845,473	—	—	122,913,211	—	122,913,211
Accounts Payable	59,727	9,007	103,518	1,838,520	165,486	—	155,723	2,331,980	7,904	2,339,884
Employee Savings	—	—	—	—	1,060,128	—	—	1,060,128	—	1,060,128
Income Taxes Payable	17,275	23,343	3,090	1,021,349	(4,483,140)	—	(3,496,515)	(6,914,597)	—	(6,914,597)
Other Liabilities	53,245	131,135	(501)	2,998,721	404,568	—	480,499	4,067,667	1,040,409	5,108,076

Total Liabilities	130,247	163,485	175,355	5,858,590	232,467,416	—	(2,860,294)	235,934,799	1,048,313	236,983,112
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	—	8,804	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	—	68,670	—	68,670
Additional Paid in Capital	751,000	—	800,000	1,768,685	8,835,246	(3,319,685)	—	8,835,246	—	8,835,246
Dividends	—	—	(1,100)	(1,078,197)	(443,873)	1,079,297	—	(443,873)	—	(443,873)
Retained Earnings	(403,733)	79,261	(6,190,240)	24,195,048	2,280,943	(18,010,334)	(7,252,037)	(5,301,092)	7,252,037	1,950,945
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	28,789	38,904	75,515	1,702,249	(546,480)	—	(6,925,457)	(5,626,479)	1,097,961	(4,528,518)

Total Stockholders’ Equity	401,056	118,165	(4,907,093)	24,212,925	10,203,312	(18,309,595)	(14,177,493)	(2,458,723)	8,349,998	5,891,275
Total Liabilities & Stockholders’ Equity	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

The Thaxton Group

Balance Sheet

2/28/2007

Assets	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	Total Continuing Ops	Discontinued Operations		Total Disc. Ops	Total Company
								TICO	Reinsurance
Cash/Investments	—	—	—	1,613,377	22,611,618	—	24,224,995	(52)	—	(52)	24,224,943
Restricted Cash	—	—	—	—	—	—	—	—	—	—	—
Finance Receivables, GROSS	—	—	—	72,723,304	—	—	72,723,304	—	—	—	72,723,304
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	437,009	—	—	437,009	—	—	—	437,009
Unearned Interest	—	—	—	(12,614,304)	—	—	(12,614,304)	—	—	—	(12,614,304)
Loss Reserve	—	—	—	(8,859,604)	—	—	(8,859,604)	—	—	—	(8,859,604)
Unearned Insurance	—	—	—	(839,607)	—	—	(839,607)	(119,301)	—	(119,301)	(958,908)
Dealer Holdback	—	—	—	—	—	—	—	—	—	—	—
Premises and Equipment, GROSS	—	—	—	5,732,036	—	—	5,732,036	—	—	—	5,732,036
Accumulated Depreciation	—	—	—	(4,234,262)	—	—	(4,234,262)	—	—	—	(4,234,262)
Accounts Receivable	73,260	—	(102)	55,406	8,196	—	136,760	78,192	—	78,192	214,952
Repossessed Automobiles	—	—	—	—	—	—	—	38,215	—	38,215	38,215
Intercompany Balance	730,836	57,761	(3,410,817)	(32,767,475)	74,218,641	2,931,849	41,760,795	(45,877,997)	13,297,726	(32,580,270)	9,180,524
Goodwill	—	—	—	17,958,562	—	—	17,958,562	—	—	—	17,958,562
Other Intangible Assets	—	—	—	—	—	—	—	—	—	—	—
Accumulated Amortization	—	—	—	(83,728)	—	—	(83,728)	—	—	—	(83,728)
Memo Assets	—	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,160,920	(34,671,596)	(22,510,676)	—	—	—	(22,510,676)
DAC Commissions	—	—	—	—	—	—	—	—	—	—	—
Prepaid Assets	—	—	—	568,163	8,562	—	576,725	—	—	—	576,725
Other Assets	—	—	—	540,143	127,329	—	667,471	111	—	111	667,582

Total Assets	804,097	57,761	(3,410,919)	40,229,019	109,135,265	(31,739,747)	115,075,476	(45,880,831)	13,297,726	(32,583,105)	82,492,371
Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	8,526,838	—	8,528,348	32,347	—	32,347	8,560,694
Notes Payable	—	—	67,738	—	34,841,493	—	34,909,231	—	—	—	34,909,231
Subordinated Notes Payable	—	—	—	—	118,691,722	—	118,691,722	1,896,371	—	1,896,371	120,588,093
Accounts Payable	4,236	1,509	13,541	696,347	56,020	—	771,653	16,003	—	16,003	787,656
Employee Savings	—	—	—	—	1,060,395	—	1,060,395	—	—	—	1,060,395
Income Taxes Payable	—	—	—	731,043	(18,000)	—	713,043	—	—	—	713,043
Claims Reserves	—	—	—	—	—	—	—	—	—	—	—
Accrued Liabilities - Other	—	—	—	2,209,293	3,735,494	—	5,944,787	152,461	—	152,461	6,097,247
Other Liabilities	296,177	—	—	(373,353)	36,569	—	(40,607)	1,577	—	1,577	(39,030)

Total Liabilities	300,413	1,509	82,789	3,263,330	166,930,531	—	170,578,572	2,098,759	—	2,098,759	172,677,331
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	8,804	—	—	—	8,804
Common Stock	25,000	—	400	(5,452,606)	68,674	5,167,206	(191,326)	—	—	—	(191,326)
Additional Paid in Capital	851,000	—	800,000	2,591,277	8,835,345	(4,232,377)	8,845,245	—	—	—	8,845,245
Dividends	—	—	—	—	(443,873)	1,100	(442,773)	—	—	—	(442,773)
Retained Earnings	(372,316)	56,252	(4,702,440)	38,324,329	(70,198,164)	(32,267,344)	(69,159,683)	(47,978,706)	13,297,726	(34,680,979)	(103,840,662)
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	—	—	—	1,502,690	3,933,947	—	5,436,637	(885)	—	(885)	5,435,752

Total Stockholders’ Equity	503,684	56,252	(3,493,708)	36,965,690	(57,795,266)	(31,739,747)	(55,503,096)	(47,979,590)	13,297,726	(34,681,864)	(90,184,960)
Total Liabilities & Stockholders’ Equity	804,097	57,761	(3,410,919)	40,229,019	109,135,265	(31,739,747)	115,075,476	(45,880,831)	13,297,726	(32,583,105)	82,492,371

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
	Reporting Period	February 28, 2007

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior mongh or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reportin period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal*
Withholding	0	$198,719.02	$198,719.02	Bi-Weekly	EFT	0
FICA-Employee	0	$249,914.38	$249,914.38	Bi-Weekly	EFT	0
FICA-Employer	0	$249,914.38	$249,914.38	Bi-Weekly	EFT	0
Unemployment	0	$15,386.38	$15,386.38	Bi-Weekly	EFT	0
Income	0
Other:	0
Corp Taxes

Total Federal Taxes	$0.00	$713,934.17	$713,934.17	$0.00		$0.00

State and Local
Withholding	0	$12,773.41	$12,773.41	Bi-Weekly		0
Sales	0	$—		None
Excise	0			N/A
Unemployment	0	$1,004.09	$1,004.09	Bi-Weekly		0
Real Property	0	$3,371.05	$3,371.05
Personal Property	0	3,764.97	$3,764.97
Other:	0	25,541.90	$25,541.90			0

Total State and Local Taxes	$0.00	$46,455.42	$46,455.42	$0.00		$0.00

TOTAL TAXES		$760,389.59	$760,389.59			$0.00

All payroll taxes debited from payroll account by ADP and remitted by ADP

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach Aged listing of Accounts Payable

	Number of Days Past Due
	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	0	0				0
Wages Payable - Accrued	0	0				0
Taxes Payable-Accrued	0	0				0
Rent/Leases-Building	0					0
Secured Debt/Adequate Protection Payments	0					0
Professional Fees	0					0
Amounts Due to Insiders*	0					0
Other:	0					0
Other:	0					0
Other:	0					0

Total Postpetition Debts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*“Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 4

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP
Wachovia 2000014825402
Monthly Court Report for February-07

	Consolidated Totals	TICO-HQ	CORPORATE
Beginning Cash Position	0.00	0.00	0.00

	0.00
	0.00
	0.00
	0.00

SUBTOTAL	0.00	0.00	0.00

	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	14,617.73	4,679.38	9,938.35
Outstanding Checks - Adjustment	0.00
	0.00
	0.00
	0.00
	0.00

Total Cash Receipts and Transfers	14,617.73	4,679.38	9,938.35

Cash Disbursments
Advertising	0.00
Bank Charges	0.00	0.00	0.00
Claims Funding*	0.00	0.00	0.00
Company Auto	0.00	0.00	0.00
Computer Costs	0.00
Dues And Subscriptions	0.00
Employee Reimbursements - collections exp	0.00	0.00	0.00
Equipment Rental	0.00	0.00	0.00
Fixed Assets	0.00	0.00	0.00
Forms & Printing	0.00	0.00	0.00
Insurance	0.00
Meals & Entertainment	0.00	0.00	0.00
Miscellaneous	0.00	0.00	0.00
Office Expense	0.00
Postage	0.00
Prepaid Expenses	0.00	0.00	0.00
Prepaid Software ABS	0.00	0.00	0.00
Professional Fees-Ordinary Course	0.00
Rent	0.00
Repairs & Maintenance	0.00	0.00	0.00
Roadgard	0.00	0.00	0.00
Seminars & Meetings	0.00	0.00	0.00
Taxes & Licenses	0.00	0.00	0.00
Telephone	0.00
Temporary Agency Staff	0.00
Travel	0.00
Utilities	0.00
Interest to Finova	0.00
Payroll Paid TTG	15,648.09	4,679.38	10,968.71
Employee Witholding of Insurance/etc	(1,030.36)		(1,030.36)
Restructuring Officer	0.00
Insurance Renewal	0.00
Voyager Payment	0.00
Pre-Filing Prepays	0.00
Deposit to Lender	0.00
US Trustee	0.00
Bankruptcy Professionals	0.00
Other	0.00
	0.00
	0.00
	0.00
	0.00
	0.00

	14,617.73	4,679.38	9,938.35

	0.00	0.00	0.00

			0.00

PAYROLL - THE THAXTON GROUP

	Period Ending 2/2/2007	Period Ending 2/16/2007	Period Ending	Total
Corporate
Salary expense	$5,827.70	$4,173.85		$10,001.55
FICA/FUTA/SUTA	$514.53	$326.63		$841.16
401(k) match	$63.00	$63.00		$126.00
Overtime	$—	$—		$—
Bonus	$—	$—		$—

Total	$6,405.23	$4,563.48	$—	$10,968.71
Tico Premium
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—

Total	$—	$—	$—	$—
				$—
Commercial Lending
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Commissions	$—	$—		$—

Total	$—	$—	$—	$—
Thaxton Insurance Group
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
Tico
Salary expense	$2,115.38	$2,115.38		$4,230.76
FICA/FUTA/SUTA	$160.85	$160.85		$321.70
401(k) match	$63.46	$63.46		$126.92
Overtime	$—	$—		$—
Commissions	$—	$—	$—	$—
Bonus	$—	$—	$—	$—
Total	$2,339.69	$2,339.69	$—	$4,679.38
Period Total	$8,744.92	$6,903.17	$—	$15,648.09
401(k) payable	$(444.01)	$(510.97)		$(954.98)
Payable to reimbursement	$—	$—		$—
Dental insurance	$—	$—		$—
Cancer insurance	$—	$—		$—
Life insurance	$(4.76)	$(4.76)		$(9.52)
Contingent health liability	$(32.93)	$(32.93)		$(65.86)
Tax/stale date adj	$—	$—		$—
Tax levy				$—
Advance		$—
Unidentified	$—
KERP	$—
Company car	$—	$—	$—

	$8,263.22	$6,354.51	$—	$14,617.73
	$(481.70)	$(548.66)	$—	$(1,030.36)
				$—
				$—
Net Checks	$1,527.33	$—	$—	$1,527.33
Direct Deposits	$4,216.34	$4,334.76		$8,551.10
Wage Garnishments	$—	$—		$—
Federal Tax	$881.51	$745.65		$1,627.16
EE SS Tax	$491.05	$388.53		$879.58
ER SS Tax	$491.06	$388.52		$879.58
EE Med Tax	$114.84	$90.87		$205.71
ER Med Tax	$114.84	$90.86		$205.70
State/local Tax	$356.75	$307.22		$663.97
Futa	$26.46	$3.08		$29.54
Suta	$43.00	$5.00		$48.00
Adjustments	$—	$—	$—	$—

GRAND TOTAL	$8,263.18	$6,354.49	$—	$14,617.67

				$—
reconciliation	$(0.04)	$(0.02)	$—	$(0.06)
Accrual	$481.66	$548.64	$—	$1,030.30

PAYROLL - TICO

	Period Ending 2/2/2007	Period Ending 2/16/2007	Period Ending	Total
SC/VA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
AL
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
NC
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
GA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
OH
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
KY
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
MS
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
TN
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
Corp
Salary expense	$2,115.38	$2,115.38		$4,230.76
FICA/FUTA/SUTA	$160.85	$160.85		$321.70
401(k) match	$63.46	$63.46		$126.92
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—	$—	$—

Total	$2,339.69	$2,339.69	$—	$4,679.38
Modern
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—
Total	$—	$—	$—	$—

Period Total	$2,339.69	$2,339.69	$—	$4,679.38
Total
Salary expense	$2,115.38	$2,115.38	$—
FICA/FUTA/SUTA	$160.85	$160.85	$—
401(k) match	$63.46	$63.46	$—
Overtime	$—	$—	$—
Commissions	$—	$—	$—
Bonus	$—	$—	$—

Total	$2,339.69	$2,339.69	$—

THE THAXTON GROUP	Wachovia #	2000014825703
Cash Disbursements for THAXTON INVESTMENT PAYROLL		2079900431038
Wachovia		540439122
Monthly Court Report for February-07		2079900431041

	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(5,788.16)	—	—	—	—	—		(5,788.16)

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,635,820.99	91,209.10	437,874.19	417,538.79	206,945.16	180,255.35	154,003.21	147,995.19
Outstanding Checks	—					—
	—

Total Cash Receipts and Transfers	1,635,820.99	91,209.10	437,874.19	417,538.79	206,945.16	180,255.35	154,003.21	147,995.19

Cash Disbursements -Loans
Gross Wages	3,536,977.71	111,825.73	818,945.04	902,034.35	499,176.70	234,558.29	190,798.57	779,639.03
Federal Tax	512,263.94	7,383.35	102,303.43	134,018.87	77,195.42	16,068.88	15,045.32	160,248.67
SS Tax	193,601.42	6,819.33	49,876.64	51,672.00	25,355.42	14,154.70	11,353.04	34,370.29
Med Tax	50,378.85	1,594.89	11,664.59	12,857.31	7,143.30	3,310.40	2,655.04	11,153.32
EIC	(137.10)	—	—	(137.10)	—	—	—	—
State Tax	134,271.43	2,838.00	106.34	46,813.70	26,144.04	8,629.97	640.31	49,099.07
Advance	—	—	—	—	—	—	—	—
Mileage	(971.86)	(1,400.00)	550.00	—	—	—	—	(121.86)
Miscellaneous	(38,970.76)	(240.78)	(10,463.90)	(12,409.08)	(5,190.52)	(5,970.29)	(4,696.19)	—
Shortage	(7.14)	—	—	(7.14)	—	—	—	—
STD	395.48	—	—	100.00	—	285.48	10.00	—
Medical	2,735.38	168.97	886.40	678.65	168.97	329.63	246.53	256.23
401K Loans	44,560.59	1,450.61	10,605.12	11,378.26	5,247.17	4,150.62	6,260.44	5,468.37
401K Deducts	8,849.23	120.75	4,485.83	1,791.39	870.02	174.99	129.81	1,276.44
AHL Dental	90,627.50	658.02	14,473.12	35,610.14	17,537.70	631.41	123.48	21,593.63
AHL Cancer	9,717.28	253.66	2,224.82	2,614.44	1,138.72	1,259.14	1,317.56	908.94
AHL Life	1,770.44	73.26	553.24	498.36	159.78	135.82	63.36	286.62
Flex Med	4,842.07	233.01	1,318.01	1,076.28	622.64	631.19	491.32	469.62
Dep Care	5,713.67	57.69	570.00	908.00	—	677.28	57.69	3,443.01
Stop Payment Fee	1,128.93	—	552.00	—	—	—	—	576.93
Garnishment fee	—	—	—	—	—	—	—	—
Garnishment	94.00	6.00	34.50	28.50	9.00	9.00	7.00	—
Bankrpc	2,051.16	—	798.64	361.59	637.28	—	253.65	—
Child support	1,590.00	1,297.50	—	—	292.50	—	—	—
Tax Levy	12,139.22	902.49	3,743.93	3,462.33	1,288.50	1,648.95	1,093.02	—
Fringe	730.89	—	—	614.71	62.01	—	—	54.17
STD Net	—	—	—	—	—	—	—	—
SS Tax Adjust	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
FUNDING REQUIREMENTS		—	—	—	—	—	—	—
Net Checks	—	—	—	—	—	—	—	—
Direct Deposits	—	—	—	—	—	—	—	—
Wage Garnishments	16,511.27	—	—	—	—	—	—	—
Federal Tax	515,540.89	2,199.99	4,542.57	4,438.63	2,280.29	1,648.95	1,346.67	54.17
EE SS Tax	197,091.86	7,383.35	102,303.43	134,018.87	77,195.42	16,068.88	15,045.32	160,248.67
ER SS Tax	197,091.68	6,819.33	49,876.64	51,672.00	25,355.42	14,154.70	11,353.04	34,370.29
EE Med Tax	51,195.16	6,819.38	49,876.64	51,671.89	25,355.43	14,154.63	11,353.09	34,370.21
ER Med Tax	51,195.54	1,594.89	11,664.59	12,857.31	7,143.30	3,310.40	2,655.04	11,153.32
State Tax	136,393.68	1,594.85	11,664.70	12,857.47	7,143.33	3,310.37	2,655.17	11,153.35
Futa	14,371.17	2,838.00	106.34	46,813.70	26,144.04	8,629.97	640.31	49,099.07
Suta	47,246.63	874.08	3,944.75	3,254.25	1,724.89	1,802.73	1,382.69	956.09
	—	—	—	—	—	—	—	—
Total Amt Debited from our Acct		—	—	—	—	—	—	—
Cash BY ENTITY	1,636,009.88	91,209.10	437,874.19	417,538.79	206,945.16	180,255.35	154,003.21	148,184.08
Manual Checks	—

Total Other Cash Disbursements	1,636,009.88	91,209.10	437,874.19	417,538.79	206,945.16	180,255.35	154,003.21	148,184.08

TOTAL ALL CASH DISBURSEMENTS	1,636,009.88	91,209.10	437,874.19	417,538.79	206,945.16	180,255.35	154,003.21	148,184.08

	(5,977.05)	—	—	—	—	—	—	(5,977.05)

Book Balance per bank rec.	(5,977.05)		—		—	—		(5,977.05)
Ending Bank Balance per bank rec.

The Thaxton Group, Inc.

Schedule of Aged Accounts Receivable and Post Accounts Payable

By Operating Group

As of 02/28/07

Aged Accounts Receivable

(Gross Balance as of 02/28/07)

	Total	Southern Management	Tico Credit	Commercial Lending	Tico Premium
Current	$66,586,711	$66,586,711	$—	$—	$—
Potential (1-30)	$2,367,844	$2,367,844	$—	$—	$—
31-60 Days	$1,563,672	$1,563,672	$—	$—	$—
61-90 Days	$966,248	$966,248	$—	$—	$—
91 and Over	$1,369,964	$1,369,964	$—	$—	$—
Total Delinquency	$6,267,728	$6,267,728	$—	$—	$—
Total Gross Receivables	$72,854,439	$72,854,439	$—	$—	$—
Post Accounts Payable
(As of 02/28/07)
Southern Management	$—
Tico Credit	$—
Commercial Lending	$—
Tico Premium	$—
Thaxton Insurance	$—
Corporate	$—
Total	$—

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
	Reporting Period	February-07

ACCOUNTS RECEIVABLE RECONCILATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$76,750,631
Plus Amounts billed during the period	$5,610,284
Sold Receivables during month
Less Amounts collected during the period	($9,506,476)
Total Accounts Receivable at the end of the reporting period	$72,854,439

Accounts Receivable Aging	Amount
0-30 days old	$68,954,555
31-60 days old	$1,563,672
61-90 days old	$966,248
91+ days old	$1,369,964
Total Accounts Receivable	$72,854,439
Amount considered uncollectible (Bad Debt) - Reserve
Accounts Receivable (Net)	$72,854,439

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		☒

2. Have any funds been disbursed from any account other than a debtor in possessin account this period? If yes, provide an explanation below.	☒

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	☒

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide and explanation below.	☒

2. First Day Order authorizing the temporary use of existing cash management system.

Form Mor - 5

THE THAXTON GROUP	CASES 03-13182 - 03-13213
INTER-COMPANY BALANCE RECONCILIATION FOR THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for Feb-07

HOLDING COMPANY

	Consolidated Totals	ELIMINATIONS	THAXTON GROUP,INC Corporate	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	TIC -Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Inter-company balance as of 12/31 per G/L Trial Balance	(0.00)	6,248,675.00	79,522,418.00	(3,410,817.00)	57,761.00	733,168.00	(38,071,545.64)	(45,877,704.00)
Cash Transfers between companies	(0.00)		(5,304,357.08)				5,303,876.40	480.68
Expenses paid by Corporate - expensed in subsidiaries (treated as	—		579.78				193.75	(773.53)
separate cost centers as opposed to separate companies	—
	—
Allocations of:	—
	—
Home Office allocation	—
Interest allocation	—		—				—
Payroll	—
Analysis charges	—
Audit & tax accrual	—		—
Transfer of assets	—
Sale of branches	—
Clear outstanding checks	—
Cherokee return premium	—

General Ledger as of 2/28/07	(0.00)	6,248,675.00	74,218,640.70	(3,410,817.00)	57,761.00	733,168.00	(32,767,475.49)	(45,877,996.85)

	(0.00)	6,248,675.00	74,218,640.70	(3,410,817.00)	57,761.00	733,168.00	(32,767,475.49)	(45,877,996.85)

Balance Sheet - Febrauar 28, 2007	—	6,248,675.00	74,218,641.00	(3,410,817.00)	57,761.00	733,168.00	(32,767,476.03)	(45,877,997.00)